                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2012

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2012

(unaudited)

Van Eck Funds

CM Commodity Index Fund
Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

Emerging Markets Fund
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

Global Hard Assets Fund
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

International Investors Gold Fund
Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

Multi-Manager Alternatives Fund
Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2012.

CM COMMODITY INDEX FUND

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) declined 3.43% (Class A shares, excluding sales charge) for the six months ended June 30, 2012. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI)1. The CMCI declined 2.60% during the period.2

We continue to believe that a constant maturity approach should be the benchmark for commodities. The CMCI is diversified across 28 commodity components and five sectors—energy, precious metals, industrial metals, agriculture and livestock. The Index can include futures contracts with maturities from around three months to three years. Target weights and maturities are set semi-annually, and the CMCI is rebalanced back to target weights monthly to reduce the risk of overconcentration in any one commodity.

This approach, which invests across various time periods of the commodity futures curve, seeks to reduce the adverse effects of negative roll yield5 that can erode the performance of commodity investments over time.

The CMCI outperformed both the Dow Jones-UBS Commodity Index3 (DJ-UBS), which declined 3.70%, and the S&P® GSCI Index4 (GSCI), which fell 7.23%. The CMCI benefited from having a relatively lower weighting in the energy sector, which was the worst performing sector during the semi-annual period. In the CMCI, energy returned -8.58%. The energy sectors in the GSCI and DJ-UBS returned -10.98% and -14.49%, respectively.

The constant maturity approach proved itself again, as the roll yield5 was -0.41% for the CMCI, which bettered the -1.70% roll yield of DJ-UBS. However, CMCI modestly lagged the -0.23% roll yield of the GSCI, as the GSCI realized positive roll yield from agriculture. The CMCI’s constant maturity approach successfully mitigated negative roll yield across energy and livestock, however, it also somewhat muted the spike of positive roll yield in the agriculture sector.

Going forward, we believe that the commodity sector will benefit from renewed global central banks efforts to ease financial conditions. The global slowdown in both economic growth and inflation has pushed emerging market central banks to lower interest rates and debt burdened developed countries to expand quantitative easing policies. In an effort to ease the pressures of high debt levels, developed economies will seek to create negative real interest rates which will lead to increased investor demand for real assets and commodities. At the same time easing credit conditions in emerging market economies will strengthen economic activity and demand for commodities.

We would also like to inform you that Van Eck offers a series of email updates related to the commodity markets. The first is a weekly commodity update, which outlines how market fundamentals impact commodity investments from week to week. The second is a monthly commodity newsletter. To subscribe to these updates, please contact us at 800.826.2333.

Performance Drivers

The agriculture sector led the way during the semi-annual period, increasing 3.67%. Soybean meal was the best performer within the sector, returning 40.05%, followed by soybeans, which returned 20.93% during the semi-annual period. Soybean meal prices benefited early in the semi-annual period from growing demand in China, but sold off in May only to surge again in June amid concerns that hot weather in the U.S. may curb soybean yield. Cocoa, corn and wheat each gained solid ground as well.

The precious metals sector was also a positive, albeit more modest, contributor during the semi-annual period, increasing 0.98%. Gold futures led the sector, up 1.91%. Gold bullion started the year at $1,563.70 per ounce, surged to $1,790.75 per ounce on February 29 and ended June 2012 at $1,597.40 per ounce.

The industrial metals sector declined 2.88% during the semi-annual period, as a global economic slowdown led to lower demand for the commodities. Nickel was the worst performer within the sector, finishing the semi-annual period down 10.91%. Lead and aluminum also performed poorly during the semi-annual period.

The livestock sector was weak during the semi-annual period, down 5.04%. Live cattle fell 5.24%, and live hogs fell 4.80%.

Energy was the worst performing sector, falling 8.58% on slowing demand for the underlying commodities amid a global economic slowdown. Natural gas was the weakest commodity within the energy sector, declining 17.30%. Crude oil dropped 11.61%.

Roll Yield Review

Among the five major sectors represented in the CMCI, sector roll yields in the CMCI ranged from -2.66% for livestock to +1.38% for agriculture, a 4.04 percentage point spread from low to high. DJ-UBS’ sector roll yields ranged from -6.20% for energy to +3.60% for agriculture, a 9.80 percentage point spread from low to high. The GSCI’s sector roll yields ranged from -5.77% for livestock to +4.46% for agriculture, a 10.23 percentage point spread from low to high. This is important to

CM COMMODITY INDEX FUND

note, as CMCI’s constant maturity approach successfully kept a tighter rein on roll yields than that of either DJ-UBS or the GSCI.

Livestock was the largest driver of negative roll yield for both the CMCI and the GSCI. Still, the CMCI outperformed the GSCI with respect to roll yield in the livestock sector. CMCI’s roll yield was -2.66% versus -5.77% for the GSCI during the semi-annual period.

In industrial metals, the CMCI had a roll yield of -1.69% versus -1.19% for the GSCI. In energy, the CMCI had a roll yield of -0.50% versus -0.73% for the GSCI during the semi-annual period.

The roll yield in the agriculture sector positively impacted both the CMCI and the GSCI. In agriculture, the CMCI had a roll yield of 1.38%, compared to the GSCI’s roll yield of 4.46% during the semi-annual period. Agriculture generally moved sharply to a steep backwardation during the semi-annual period, meaning the futures prices were lower in the distant delivery months than in the near delivery months. Under these conditions, the GSCI’s concentration in near-month contracts outperformed, with respect to roll yield, the CMCI, which attempts to take roll yield out of the equation and diversify exposure across the entire futures curve.

Precious metals usually track their spot prices closely in both indices, with small differences in roll yields between the CMCI and the GSCI. During the semi-annual period, the CMCI had a roll yield in precious metals of -0.41% versus -0.50% for the GSCI.

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectuses, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Michael F. Mazier
Portfolio Manager

July 17, 2012

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules-based, composite benchmark index diversified across 28 commodities from within five sectors. The CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]

The Fund is passively managed and may not hold or be exposed to each CMCI component in the same weighting as the CMCI and is subject to certain expenses that CMCI is not. The Fund thus may not exactly replicate the performance of CMCI.

[3]

Dow Jones-UBS Commodity Index (DJ-UBS) is composed of futures contracts on 19 physical commodities covering seven sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.

[4]	S&P® GSCI Index (GSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. GSCI buys and sells short-term futures contracts.

[5]

Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1.

CM COMMODITY INDEX FUND

UBS Bloomberg Constant Maturity Commodity Index
Target Weights as of 1H 2012
(unaudited)

Portfolio subject to change.

PERFORMANCE COMPARISON
June 30, 2012 (unaudited)

Average Annual Total Return 6/30/12	Class A-CMCAX After Maximum Sales Charge[1]	Class A-CMCAX Before Sales Charge	CMCI[4]

Year to Date	(9.01)%	(3.43)%	(2.60)%

One Year	(18.17)%	(13.22)%	(11.97)%

Life (since 12/31/10)	(11.25)%	(7.68)%	(6.33)%

Average Annual Total Return 6/30/12	Class I-COMIX After Maximum Sales Charge[2]	Class I-COMIX Before Sales Charge	CMCI[4]

Year to Date	n/a	(3.42)%	(2.60)%

One Year	n/a	(13.08)%	(11.97)%

Life (since 12/31/10)	n/a	(7.44)%	(6.33)%

Average Annual Total Return 6/30/12	Class Y-CMCYX After Maximum Sales Charge[3]	Class Y-CMCYX Before Sales Charge	CMCI[4]

Year to Date	n/a	(3.42)%	(2.60)%

One Year	n/a	(13.19)%	(11.97)%

Life (since 12/31/10)	n/a	(7.52)%	(6.33)%

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.28% / Net Expense Ratio 0.95%

[2]	I shares: no sales or redemption charges
Gross Expense Ratio 0.97% / Net Expense Ratio 0.65%

[3]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.21% / Net Expense Ratio 0.70%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[4]

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCI) is a rules based, composite benchmark index representing a basket of commodities futures contracts with 28 components, diversified across 23 underlying commodities from the following sectors: energy, precious metals, industrial metals, agriculture and livestock.

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 - June 30, 2012

Class A	Actual	$1,000.00	$965.70	$4.64
	Hypothetical**	$1,000.00	$1,020.14	$4.77

Class I	Actual	$1,000.00	$965.80	$3.18
	Hypothetical**	$1,000.00	$1,021.63	$3.27

Class Y	Actual	$1,000.00	$965.80	$3.42
	Hypothetical**	$1,000.00	$1,021.38	$3.52

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 0.95% on Class A Shares, 0.65% on Class I Shares, 0.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) advanced 9.07% (Class A shares, excluding sales charge) for the six months ended June 30, 2012. The Fund outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which gained 4.12%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also outpaced the MSCI EM Small Cap Index2, which rose 7.39%, for the same period. Additionally, we would like to note that for the three-year period ended June 30, 2012, the Fund gained 12.07%, outperforming the 10.10% gain of the MSCI EM Index and the 11.42% gain of the MSCI EM Small Cap Index.

As seasoned market fund managers, we do not claim specialist knowledge on the inner workings of the European political and economic establishment. Instead, we focus our efforts on the search for investments that capitalize on sustainable, long-term structural growth themes within emerging markets. The vicissitudes of global markets and swings in investor sentiment can make this challenging at times, as the shorter-term “risk on/risk off” trades seem to dominate. However, the Fund’s portfolio is built employing a bottom-up process and is designed with a “growth at a reasonable price” (GARP) discipline. We find that some of the best opportunities over the long term can be found among the mid-cap and small-cap companies in emerging markets. We also know that smaller capitalization “GARPy” stocks can be among the hardest hit in times of market stress. Consequently, after a strong first calendar quarter, we built up a larger Fund position in cash, anticipating some potential market weakness. We regard that cash position as tactical rather than defensive in that it provides us with the ability to buy into companies we admire at prices that make sense to us, following any market ructions. Indeed, this strategy held us in good stead during the latter months of the semi-annual period, supporting the Fund’s outperformance of its benchmark index.

Strategy Review

By region*, Emerging Europe, Middle East and Africa (EMEA), as measured by the MSCI EM EMEA Index3, performed best with a six-month return of 6.49%. In fact, two of the Fund’s top performing holdings during the semi-annual period were Turkish stocks—gold producer Koza Altin Isletmeleri (known as Kozal) (0.8% of Fund net assets†) and bank Turkiye Halk Bankasi (1.0% of Fund net assets†). Elsewhere in EMEA, the Fund benefited from competing takeover offers for Cove Energy (not owned by Fund), an African energy play. As for Russia, we think its discount to the rest of the emerging markets during the semi-annual period was excessive, and thus we intend to maintain the Fund’s overweighting there.

Emerging Asia, as measured by the MSCI EM Asia Index4, was the second best performing region, gaining 5.14%, led by the Association of Southeast Asian Nations (ASEAN) markets. The irony is that the best performers—Thailand and the Philippines-were among those most severely afflicted by the Asian crisis of 1998. Although the Fund allocated 8.8% of its assets to this region, we found many individual stocks to be very pricey. In fact, the markets of Indonesia and the Philippines were trading at the end of the semi-annual period at substantial premiums to the rest of the emerging markets. Some of this, in our view, was justified. For instance, both Indonesia and the Philippines have attractive demographic profiles, with young populations and significant numbers entering the workforce in the coming years. But we were unwilling to pay the large premiums the market demanded for stocks in certain sectors of those countries. In northern Asia, there was not, in our opinion, much to choose from among the equity markets during the semi-annual period. The Fund did benefit from its sizable weighting in South Korea-based consumer electronics giant Samsung Electronics (5.4% of Fund net assets†). The economic benefit in the technology hardware industry would appear to be increasingly concentrated in two camps, Apple (not owned by Fund) and Samsung Electronics. The Fund has maintained a substantial position in Samsung Electronics for some time now, seeking to capitalize on its status as the largest smartphone manufacturer in the world. A number of the Fund’s poorer performing holdings were in China. However, it is a bit of a stretch to draw macro conclusions from this, as the principal reasons for the underperformance here would appear to be stock specific. For example, one of the biggest detractors from the Fund’s performance during the semi-annual period was EVA Precision (0.3% of Fund net assets†), a stock that had previously performed quite well. EVA Precision is a maker of precise plastic bits that fit into copiers and printers. The company suffered during the semi-annual period as it became apparent that incremental orders from its client base were biased toward lower margin printers at the same time the company was investing heavily to make inroads into the automotive parts business.

The Latin American region, as measured by the MSCI EM Latin America Index5, was the poorest performer, posting a return of -0.35% during the semi-annual period. Brazil was the real culprit here. Brazilian currency and stocks were weak as sluggish economic growth and weak commodity prices took their toll. In addition, the increasingly “statist” bias to corporate governance at Brazil’s two largest companies, Petrobras (not owned by Fund) and Vale (0.6% of Fund net assets†), did not help. The smaller markets of Colombia and Peru generated more credible performance. Mexico also performed well, benefiting from relatively stable economics.

EMERGING MARKETS FUND

Market Outlook

Looking ahead, the one thing we can say about Europe is that there will continue to be uncertainty. There is such a wide range of routes to some very different destinations that it is hard to confidently predict the actual course. The extended and difficult decision making process in Europe has added prolonged uncertainty to the process, and markets are notoriously impatient. Being grizzled veterans of the emerging markets space, including living in Asia during the Asian crisis, we do have some perspective on country crisis and default, catharsis and redemption. However, the experience then was really a story of more discrete proportions. By this we mean that the sovereign nations could use a full range of tools, including default and currency depreciation, allied with International Monetary Fund (IMF) support, to deal with the situation. Also, the Asian crisis took place against a backdrop of reasonable global economic growth and when the affected countries were simply not as important. In contrast, the current European situation is taking place within the context of increasingly weak global demand. Further, after a decent start to 2012, the economic data emanating from the United States has been surprising to the downside. China, too, has been experiencing weak economic growth by its recent standards.

But the sky has not fallen yet. We can see a route where the present, dysfunctional monetary system that is the euro strengthens, survives and retains its status as a credible reserve currency. We believe most commentators would agree such a route involves a much higher degree of federalism, fiscal and political. The real question may be whether there is the political will to achieve this within an acceptable time frame. As specialists in emerging markets, we have to be principally concerned about two forms of transition mechanisms. First is weaker demand for goods, which affects both the commodity exports of Russia, Latin America and Africa and the finished good exports of Asia and Turkey. Second is the effect of a diminished appetite for cross-border financing from European banks. In both respects, the most obvious victims are those countries on the fringe of core Europe-Poland, Hungary, the Czech Republic and the Balkans. These are smaller markets in the context of the global emerging market landscape, but significant enough. Commodity prices have already felt the effect of lower global aggregate demand and in a number of cases are really being supported by the elevated cost curve of producers. Cross-border financing, although appearing to have cooled, was still at levels during the semi-annual period, particularly in Asia, that were elevated compared to a few years ago. In principle, regional and country banks, such as HSBC (not owned by Fund) and Standard Chartered (not owned by Fund), can likely fill the void, but the process may not be smooth. So Europe matters and must be closely monitored.

China also remains a major factor in our view ahead for the emerging markets. The pervasive skepticism about Chinese economic prospects prevalent in the fall of 2011 lifted somewhat toward the end of the year but returned in the last few months of the semi-annual period. We concede that economic numbers in April and May out of China were disappointing. However, in our view, they do not indicate some sort of collapse into a “hard landing,” however that may be defined. We are absolutely aware of the medium-term challenges China faces with respect to a number of necessary structural changes in credit markets, local government financing, capital account management and greater democracy, both formal and informal. But in the immediate future, China has the funds available and levers necessary to effectively stimulate its economy to achieve a reasonable growth rate in the range of 7.5% to 8%. We feel fairly confident about a mild rebound in China’s economic growth during the second half of 2012, driven by domestic demand. We also can foresee a situation where some of its reforms actually stimulate growth in the medium term. For instance, state-owned enterprises generally have ready and cheap access to capital. The private sector, by contrast, is often starved of access to funds through the formal channels. Nevertheless, it is the private sector that has been responsible for virtually all net job creation in China during the last decade-while paying punitive lending rates. As banks liberalize their lending and deposit structures and become comfortable lending deeper into the private sector, we believe such reforms must surely be good for its economy.

In summary, we approach the second half of 2012 in what we consider to be a realistic frame of mind. We are cognizant of significant challenges ahead but also are reasonably confident the pessimistic panorama painted by the biggest bears will not come to pass. That said, the second half of 2012 is likely to be what could euphemistically be called “interesting.” We feel there will continue to be volatility in the markets ahead, but we suspect that by the end of the year we may have a good deal more visibility, good or bad, about the European situation. China may have stabilized—and probably increased—its economic growth rate. We also will surely have a better idea of the direction of policy in the U.S. for the next four years. The point is, there may well be less uncertainty, which is really what markets hate. So, despite the current uncertainty, we believe emerging market equities will do reasonably well during the months ahead, albeit in far from a straight path.

Given this backdrop, we are comforted by the emerging market equity valuations available, particularly in comparison with bond yields. In our view, valuations look attractive, notwithstanding some justified skepticism on earnings. We know that companies in emerging markets are much better prepared than they were just a few years ago to withstand hard times, having continued to run very liquid capital structures. If Europe is a slow car crash, then it is one of the slowest we have seen. Having been in the headlines for so long now, individuals and corporations have had plenty of time to tighten their seatbelts and grip the wheel.

We think the best strategy is to continue our disciplined focus on emerging opportunities in the secular growth themes in emerging markets. We expect to be fairly defensive in the composition of the Fund’s portfolio, including having a tactically enhanced cash level. However, we intend to spend our days searching for stocks we believe are implicit in the asset class. The bright side of any modest market dislocations is that we expect to find these situations at compelling valuations. We look forward to the opportunities that challenges ahead may well create.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager	Analyst	Analyst

July 20, 2012

EMERGING MARKETS FUND

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.

[3]

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[4]	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[5]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

TOP TEN EQUITY HOLDINGS*
June 30, 2012 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 5.3%)

Samsung is ranked number one globally in DRAM, NAND, smartphones and digital TV. Samsung has diversified earnings sources and the sustainability of its high-margin structure, despite cyclical exposure, supports its earnings prowess. We believe the quality of its earnings, growth, balance sheet and dividend policies surpass global standards.

Tencent Holdings Ltd.
(Hong Kong, 2.6%)

Tencent is a leading provider of premium messaging service, internet value added services and online games in China. The instant messaging service “QQ” has the largest IM community base with over 600 million registered users. Other popular community-based products include Q Zone, QQ Zone and QQ Pet.

China Minsheng Banking Corp. Ltd.
(China, 2.3%)

China Minsheng Bank is the ninth largest bank in China in terms of loans and deposits and tenth largest in terms of assets. The bank is also the first and largest national joint-stock bank primarily funded by non-state-owned enterprises. It is a full service, nationwide bank, and has a high-quality footprint in the small- to medium-sized business sector, which is comprised mostly of commercial privately-owned businesses

Franshion Properties China Ltd.
(China, 2.0%)

Franshion Properties, a subsidiary of Sinochem Corporation, is one of the 21 Central Government-owned enterprises that are permitted to invest and develop real estate in China. The company has a portfolio of investment properties and hotels that comprise about 60% of their net asset value.

Dufry A.G.
(Switzerland, 1.8%)

Dufry is a leading travel retailer and is headquartered in Basel, Switzerland. The company operates shops located in airports, cruise liners, sea ports and tourist locations in Africa, Asia, South America, the Caribbean as well as Europe and U.S.

Genomma Lab Internacional S.A. de C.V.
(Mexico, 1.6%)

Genomma is Mexico’s largest over-the-counter personal products company. The company’s lean operations, aggressive marketing and go-to-market model exploits opportunities in generally staid OTC and consumer products categories.

Kia Motors Corp.
(South Korea, 1.6%)

Kia (34% owned by Hyundai Motor) is Korea’s second largest automaker, commanding >30% market share. The company’s auto sales amounted to 2.48mn units in 2011. Capitalizing on its global production base (China, Slovakia and U.S.) and improved product offerings, Kia is poised to gain global market share.

Kunlun Energy Co. Ltd.
(Hong Kong, 1.6%)
Kunlun Energy is transforming from an upstream oil company into a natural gas distribution firm (after becoming a subsidiary of PetroChina, the largest natural gas supplier in China).

Tiangong International Co. Ltd.
(Hong Kong, 1.4%)
Tiangong International manufactures and sales high speed steel cutting tools and die steel. The company manufactures and sales high speed steel cutting tools and die steel.

Bank of Georgia Holdings PLC
(U.K., 1.4%)

Bank of Georgia Holdings is a bank holding company whose banking subsidiaries offer a broad range of corporate banking, retail banking, wealth management, brokerage and insurance services to its clients.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com

EMERGING MARKETS FUND

PERFORMANCE COMPARISON
June 30, 2012 (unaudited)

Average Annual Total Return 6/30/12	Class A-GBFAX After Maximum Sales Charge[1]	Class A-GBFAX Before Sales Charge	MSCI EM5

Year to Date	2.75%	9.07%	4.12%

One Year	(22.96)%	(18.25)%	(15.67)%

Five Year	(5.95)%	(4.84)%	0.21%

Ten Year	11.50%	12.17%	14.42%

Average Annual Total Return 6/30/12	Class C-EMRCX After Maximum Sales Charge[2]	Class C-EMRCX Before Sales Charge	MSCI EM5

Year to Date	7.65%	8.65%	4.12%

One Year	(19.66)%	(18.86)%	(15.67)%

Five Year	(5.50)%	(5.50)%	0.21%

Life (since 10/3/03)	9.89%	9.89%	13.58%

Average Annual Total Return 6/30/12	Class I-EMRIX After Maximum Sales Charge[3]	Class I-EMRIX Before Sales Charge	MSCI EM5

Year to Date	n/a	9.30%	4.12%

One Year	n/a	(17.79)%	(15.67)%

Life (since 12/31/07)	n/a	(6.40)%	(3.52)%

Average Annual Total Return 6/30/12	Class Y-EMRYX After Maximum Sales Charge[4]	Class Y-EMRYX Before Sales Charge	MSCI EM5

Year to Date	n/a	9.27%	4.12%

One Year	n/a	(18.04)%	(15.67)%

Life (since 4/30/10)	n/a	(1.18)%	(0.97)%

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y);

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.71% / Net Expense Ratio 1.71%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.53% / Net Expense Ratio 2.50%

[3]	I shares: no sales or redemption charges
Gross Expense Ratio 2.09% / Net Expense Ratio 1.25%

[4]	Y shares: no sales or redemption charges
Gross Expense Ratio 1.43% / Net Expense Ratio 1.43%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[5]	MSCI Emerging Markets (MSCI EM) Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 - June 30, 2012

Class A	Actual	$1,000.00	$1,090.70	$8.89
	Hypothetical**	$1,000.00	$1,016.36	$8.57

Class C	Actual	$1,000.00	$1,086.50	$12.97
	Hypothetical**	$1,000.00	$1,012.43	$12.51

Class I	Actual	$1,000.00	$1,093.00	$6.50
	Hypothetical**	$1,000.00	$1,018.65	$6.27

Class Y	Actual	$1,000.00	$1,092.70	$7.44
	Hypothetical**	$1,000.00	$1,017.75	$7.17

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.71% on Class A Shares, 2.50% on Class C Shares, 1.25% on Class I Shares, 1.43% on Class Y Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

GLOBAL HARD ASSETS FUND

Dear Shareholder,

The Global Hard Assets Fund (the “Fund”) declined 7.96% (Class A shares, excluding sales charge) for the six months ended June 30, 2012. To compare, the Fund’s commodity equity-based benchmark, the S&P® North American Natural Resources Sector Index1 (SPGINRTR), returned -5.89% for the same period. The UBS Bloomberg Constant Maturity Commodity Index (CMCI)2, an index that measures the performance of commodities futures, returned -2.60% for the semi-annual period. The Fund’s relative performance was driven primarily by an underweight in integrated oil companies and an overweight in steel companies. Integrateds often outperform in “risk-off” markets, but we have been historically underexposed to these names in the Fund. We seek a more “pure” expression of our investment views, which are often found outside this large, integrated sub-sector. Steel prices also came under pressure during the period as inventories rose and Chinese demand slowed.

The Fund’s best performing segment was within the mid-continental oil and gas refiners and offshore drillers. Some of the oil services companies that we favor are levered to international exploration, which has opened up meaningfully with several operations off the East and West coasts of Africa. Also contributing positive to performance was the Portfolio’s overweight in the agricultural sub-sector.

Gold mining companies, where the Fund was overweight relative to the benchmark index, lagged both the benchmark index and gold bullion during the semi-annual period primarily due to rising production and capital costs in the mining industry. Thus, such positioning detracted.

As the European sovereign debt crisis persists, it has weakened global economic growth and led to challenges for economically sensitive markets such as industrial metals. The Fund had an overweight position in the base metals sub-sector relative to the benchmark index, which detracted from its performance during the semi-annual period. However, it should be noted that our stock selection within the industrial metals sub-sector contributed positively to performance.

While the Fund lagged its benchmark for the semi-annual period, we continue to believe that our long-term track record of returns reflects skilled stock selection and disciplined risk management. This is evidenced by our strong relative peer group rankings over longer-term time periods. Our thirteen-person investment team—among the industry’s largest-includes three trained geologists with eight senior analysts with deep sector experience.

Looking forward to the second half of 2012, we believe that good value exists in the space. Moreover, the recent European economic summit outlined a framework for policy makers, though more needs to be accomplished to resolve the ongoing sovereign issues. Finally, softening global inflation pressures have given central bankers the ability to implement more accommodative policies. Therefore, we find ourselves in the “moderate growth” not the “no growth” camp.

Market and Economic Review

The semi-annual period for commodity equities and their corresponding equity sectors experienced two distinct segments of performance, as solid gains during the first quarter of 2012 gave way to a generally negative environment during the second quarter.

As the new year began, commodity prices were supported by increasing political tension, especially with Iran, as well as improving optimism about the global economy, a weakening U.S. dollar, reduced fears about global contagion from Europe’s sovereign debt crisis and a strong rally in the broad equity market. However, commodities ended the first quarter of 2012 on a weak note with price declines virtually across the board in March attributable primarily to less robust economic data from China and higher than anticipated supplies in some commodities. Such weakness continued into the second quarter, especially for economically sensitive markets including crude oil and industrial metals. The broadly difficult environment for commodities, particularly in April and May, was driven primarily by slowing global economic growth, which was due to ongoing European sovereign debt problems, negative capital flows in emerging markets and China’s monetary tightening. In June 2012, virtually all commodities advanced, although fears of declining global economic growth, particularly in Europe, China and India, and growing supplies, particularly of crude oil, continued to pressure the energy sub-sector. That said, performance among and within the major commodities sub-sectors was widely dispersed for the semi-annual period overall.

For the six months ended June 30, 2012, the agricultural sub-sector was strongest. Interestingly, the agricultural sub-sector was second weakest during the first quarter of 2012, but then rallied to be the best performing segment from March through June. Initially, the agricultural sub-sector was boosted by a U.S. Department of Agriculture (USDA) report released on the last day of March that signaled tighter crop supplies. According to the report, U.S. corn inventories on March 1 fell more than analysts forecast to the lowest for that time of year since 2004. Wheat reserves dropped to a three-year low, and planting intentions trailed estimates. The USDA also reported farmers will sow 73,902 million acres with soybeans in 2012, down 1.4% from 2011. Good early spring planting conditions favored planting corn at the expense of soybeans. As concerns that tighter supplies would mean higher food inflation, grain prices moved higher. Drought conditions in the U.S. grain belt during the second quarter of 2012 further reduced yield estimates for corn, soybeans and wheat, thereby eliminating prior concerns regarding oversupply. For the semi-annual period overall, soybean, wheat and corn prices surged 26.22%, 13.21% and 4.02%, respectively. Among the soft agricultural commodities, cocoa prices advanced, but cotton, sugar and coffee prices dropped rather steeply due primarily to upticks in supply. Agricultural equities overall gained 5.10%, as measured by the DAXglobal® Agribusiness Index (DXAG)3.

The precious metals sub-sector performed well during the semi-annual period overall, though volatility still dominated. Optimism surrounding better global economic data and extremely low interest rates supported strength in the sub-sector through most of February. On the last day of February, however, investor reaction to comments by U.S. Federal Reserve Board Chair Ben Bernanke sparked a decline in precious metals prices. Investors appeared to have been anticipating additional monetary stimulus, but Chairman Bernanke indicated that such stimulus may not be forthcoming unless economic conditions worsen. In March, increasing interest rates and an improved U.S. dollar weighed on precious metals prices as did profit-taking after a strong start to the New Year. Precious metals prices continued to decline in April and May. The precious metals sub-sector then advanced in June as gold prices were boosted by U.S. dollar weakness, central bank buying and still historically low yields on U.S. Treasuries. For the semi-annual period as a whole, gold bullion prices gained $33.70 per ounce, or 2.16%, to close on June 30, 2012 at $1,597.40 per ounce. Platinum prices advanced 3.28% for the six-month period. Conversely, silver prices fell 1.30% to end June 2012 at $27.48 per troy ounce. Palladium prices declined 10.91% for the semi-annual period. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index4 (GDM) were down 12.73%. Virtually throughout, gold mining companies benefited financially from higher gold bullion prices, but gold mining companies were pressured by rising production and capital costs in the mining industry.

The base metals sub-sector was the best performing segment during the first two months of 2012, as easing of Chinese monetary conditions helped to boost prices within the sub-sector. However, despite reports of declining inventories at London Metal Exchange (LME) warehouses around much of the world, weighing on the base metals sub-sector from March through May were ample supplies in China and concern about China’s growth. Indeed, global economic optimism and the associated demand for industrial metals seen broadly early in the new year reversed during these spring months. The base metals sub-sector then ended June with a sharp rally, as declining LME inventories and optimism for a soft landing in China helped to boost copper prices. Clearly, Chinese growth and demand conditions remained the key factor in global base metals prices throughout. For the semi-annual period overall, the S&P® GSCI Industrial Metals Index (SPGSINTR)5 was down 3.51%. Copper and zinc prices gained 1.12% and 1.73%, respectively. Nickel, lead, aluminum and tin prices declined 10.58%, 8.55%, 5.40% and 1.93%, respectively during the semi-annual period.

The energy sub-sector was the weakest during the semi-annual period. During the first quarter of 2012, petroleum prices were boosted by increasing political tension with Iran and greater global demand. However, during the second quarter, crude oil prices declined driven by increasing supplies, notably from Saudi Arabia and the U.S., and stagnant demand, amid global economic concerns. All told, crude oil prices declined 14.03% during the semi-annual period to end June 2012 at $84.96 per barrel. Natural gas prices, which actually surged during the second calendar quarter on a recovery from very low prices and increased demand, especially for electricity production, still fell 5.52% for the six-month period to $2.833 per million British thermal units (BTUs). Heating oil prices dropped 8.14%. Gasoline prices, though retreating during the second quarter of 2012, rose 1.59% for the semi-annual period overall. In general, many energy-related equities generated negative returns but still outpaced their underlying commodities. For the semi-annual period, major oil companies declined 3.73%, as measured by the NYSE Arca Oil Index6 (XOI), while oil services stocks fell 6.26%, as measured by the Philadelphia Oil Services Index7 (OSX). Natural gas stocks declined 1.07%, as measured by the NYSE Arca Natural Gas Index8 (XNG). Coal prices declined from approximately 12.5% to slightly more than 34% depending on the region during the semi-annual period. Coal stocks, as measured by the Stowe Coal IndexSM9 (TCOAL), declined 24.61%.

Fund Review

Throughout the first half of 2012, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy.

GLOBAL HARD ASSETS FUND

Energy Holdings

The Fund’s allocation to the energy sub-sector remained relatively steady during the semi-annual period. However, within the Fund’s allocation to energy-related equities, we reduced the Fund’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocations to oil services companies, such as oil and gas drillers.

Among the Fund’s energy-related holdings, the top three performers were oil refiners HollyFrontier (3.1% of Fund net assets†) and Western Refining (1.9% of Fund net assets†), which saw their shares advance 57.40% and 68.39%, respectively, during the semi-annual period. Both benefited from differentials in the pricing of West Texas Intermediate (WTI) and Brent crude oil during the six months and from the shutdown of a giant Texas refinery by competitor Motiva Enterprises after a major glitch with a new unit, closing down other units and reducing oil shipments from Saudi Arabia. Strong crack spreads further supported each of these refiners’ share price gains. Crack spreads are the differential between the price of crude oil and petroleum products extracted from it. Shares of HollyFrontier were additionally boosted during the semi-annual period by the company’s announcement of a special dividend distribution and initiation of a share buyback program. Pacific Rubiales Energy (0.2% of Fund net assets†) was another strong contributor to the Fund’s results during the semi-annual period. Its shares were up 15.85% on a positive growth outlook for the company, especially after a better than anticipated report on its Brazilian reserves, and on historically good operations.

Conversely, positions in SM Energy, Halliburton and Anadarko Petroleum (2.2% of Fund net assets, 3.5% of Fund net assets, and 4.2% of Fund net assets, respectively†), whose shares declined 32.77%, 17.27% and 13.05%, respectively, detracted from the Fund’s results during the semi-annual period. Oil and gas exploration and production company SM Energy (2.2% of Fund net assets†) saw its shares decline on falling NGL (natural gas liquids) prices. Oilfield services giant Halliburton (3.5% of Fund net assets†) struggled in the face of weak pressure pumping margins in North America. Oil and gas exploration and production company Anadarko Petroleum (4.2% of Fund net assets†) was weighed upon by several headwinds during the semi-annual period. Putting a cloud over its stock was a $25 billion lawsuit spawned by its 2006 purchase of Kerr-McGee’s oil and gas assets that contends defrauding of the Environmental Protection Agency of money to clean polluted sites. The lawsuit seeks payment for environmental liabilities for these sites. After an internal reorganization, Kerr-McGee spun off its chemicals business and old environmental liabilities under the name Tronox (not owned by Fund) beginning in 2005. Soon after the transaction was completed, Anadarko Petroleum offered to buy Kerr-McGee’s oil and gas assets for $18 billion. The lawsuit went to trial in May 2012. Investors also did not favor Anadarko Petroleum’s increased capital expenditures and reduced production guidance during the semi-annual period.

During the semi-annual period, we established new Fund positions in several energy-related holdings. These included oil and gas exploration and production companies Ophir Energy and Gulfport Energy (0.6% of Fund net assets† and 0.4% of Fund net assets, respectively†) and oil and gas drilling contractor Patterson-UTI Energy (1.0% of Fund net assets†). We eliminated the Fund’s positions during the semi-annual period in oil and gas exploration and production companies Cabot Oil & Gas, QEP Resources and Noble Energy. We bought and sold positions in oil and gas exploration and production company Devon Energy and in oil and gas drilling contractor Nabors Industries during the semi-annual period.

Precious Metals Holdings

The Fund’s allocation to precious metals decreased modestly during the semi-annual period.

Among the Fund’s precious metal holdings, the only position to make a positive, albeit modest, contribution to Fund results during the semi-annual period was SPDR Gold Trust (1.2% of Fund net assets†), an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. Its shares rose 2.11% during the semi-annual period on the rising price of the precious metal.

By contrast, positions in several gold mining companies detracted from the Fund’s results, as higher operating and production costs pressured the industry. Among the biggest disappointments during the semi-annual period were Newmont Mining, IAMGOLD, and Kinross Gold (2.6% of Fund net assets, 1.6% of Fund net assets, and 0.9% of Fund net assets, respectively†). Newmont Mining’s shares fell 18.08%, additionally pressured by increased capital expenditures and by uncertainty around its projects in the Congo. Shares of IAMGOLD declined 24.76% on downward revisions of ore grade, reserves and expected production. Shares of Kinross Gold, down 27.94% for the semi-annual period, were weighed upon by missed earnings per share, revenue and production estimates and on its guidance lower on production and higher cash costs.

During the semi-annual period, we established new Fund positions in Canadian gold mining companies Eldorado Gold and New Gold (1.1% of Fund net assets and 1.2% of Fund net assets, respectively†), and we eliminated the Fund’s holding in Canadian gold miner Agnico-Eagle Mines.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals remained relatively steady during the semi-annual period. However, within the sub-sector, we modestly decreased the Fund’s exposure to base metals and modestly increased its exposure to steel companies.

The only position within this sub-sector to make a positive contribution to Fund results during the semi-annual period was Rio Tinto (2.4% of Fund net assets†). Rio Tinto is an international diversified base metals mining company based in the United Kingdom. During the semi-annual period, Rio Tinto’s shares declined 0.70%, outpacing both the Fund’s benchmark and the S&P® GSCI Industrial Metals Index on expansion of its mines, boosting of its dividend, and gains in select underlying commodity prices, including copper and zinc.

Among the biggest detractors from the Fund’s results within this sub-sector were U.S. iron ore and coal miner Cliffs Natural Resources (2.0% of Fund net assets†), U.K. diversified metals miner Xstrata (2.6% of Fund net assets†) and Canadian copper miner First Quantum Minerals (2.1% of Fund net assets†), whose shares declined 19.90%, 16.26% and 9.87%, respectively, during the semi-annual period. Shares of Cliffs Natural Resources declined on reduced free cash flow results and a cautious outlook for iron ore prices. Xstrata’s shares fell on talk of a takeover. While merger and acquisition activity often serves as a boost to a company’s shares, in this case, such discussions were detrimental to performance as proposed acquisition prices were lower than expected. Xstrata was also hampered during the semi-annual period by slower copper sales. Shares of First Quantum Minerals were pressured during the semi-annual period by increases in cash costs and lower copper production due both to reduced ore grades at its Kansanshi and Guelb Moghrein mines and to labor-related work stoppages at its Kansanshi mine.

During the semi-annual period, we initiated new Fund positions in diversified metals mining company Freeport-McMoRan Copper & Gold (1.2% of Fund net assets†) and in steel producer United States Steel (0.8% of Fund net assets†). We sold the Fund’s positions in copper miner Antofagasta and diversified minerals company Teck Resources.

Agriculture and Other Holdings

The Fund’s allocation to the agricultural and paper and forest product sub-sectors modestly increased during the period. The Fund held no positions in the alternative energy, chemicals, real estate or utilities sub-sectors during the semi-annual period. At the end of the semi-annual period, the Fund’s cash position was relatively unchanged from year-end 2011.

Among the Fund’s agricultural holdings, agricultural chemicals companies Potash Corp. of Saskatchewan and The Mosaic Co. (1.9% of Fund net assets and 1.1% of Fund net assets, respectively†) were outstanding performers during the semi-annual period, with share price gains of 6.35% and 8.94%, respectively. Each benefited from strong sub-sector performance and rallying agricultural commodity prices. A position in ethanol plant owner and operator Green Plains Renewable Energy (0.1% of Fund net assets†) disappointed, with its shares dropping 36.07% during the semi-annual period on what we believe to be short-term weakness in ethanol prices.

Among the Fund’s other holdings, building and construction products manufacturer Louisiana-Pacific (1.3% of Fund net assets†) was a strong performer. Its shares surged 34.82% during the semi-annual period on improved strength in housing prices. Internal combustion engine manufacturer Cummins (1.2% of Fund net assets†) also was a standout performer. Its shares rose 10.90% during the semi-annual period on strong North American margins and positive first calendar quarter results. Conversely, a position in engineering services company Jacobs Engineering Group (0.5% of Fund net assets †) detracted from the Fund’s results, as its shares fell 6.70% based on a widely held macro view that global economic growth and infrastructure spending would slow.

* * *

Looking forward to the second half of 2012, we remain particularly enthused about the Fund’s energy positions. Within energy, the Fund continued at the end of the semi-annual period to emphasize several of the same themes it has favored for some time now, as we expect such areas and such names to deliver attractive returns. For example, within the oil services industry, we continued to like Schlumberger (4.0% of Fund net assets†) and Halliburton, as we feel these companies are well positioned for a rebound in the Gulf of Mexico during the second part of 2012. We also like that these oil services companies are levered into international exploration, which has opened up meaningfully with several operations off the east and west coasts of Africa, and have relatively stable North American businesses. Further, these companies were trading at the end of the semi-annual period close to previous troughs as measured by price-to-book value despite their favorable fundamental outlooks. With the return of activity to the deepwater Gulf of Mexico and significant exploration success opening up substantial deepwater basins primarily off East and West Africa, we expect deepwater rig demand to remain firm, leading to higher day rates and longer contracts. Finally, we believe the lack of progress on new builds in Brazil

GLOBAL HARD ASSETS FUND

is going to force Petrobras (not owned by Fund) to tender for numerous third party rigs by year-end 2013 providing additional catalyst to these companies’ performance.

In the exploration and production industry, we continue to seek names exposed to the lowest cost/highest return oil levered basins, primarily the Eagleford and Permian Basins of Texas. Valuations on several of the names in the Fund’s portfolio were, at the end of the semi-annual period, approaching 2P reserve levels at $75 per barrel crude oil despite very favorable production and cash flow growth. (2P reserves are those considered both “proven and probable.”) We also maintained positions in several international exploration companies, which have been quite successful year-to-date through the end of June in Africa and the Middle East. In our view, valuations on these companies remained compelling.

As indicated above, several companies within the refining industry continued to generate strong returns for the Fund during the first half of 2012, and we expect such performance to continue. Given surging production growth in the United States, we expect differentials in prices between Brent crude oil and West Texas Intermediate crude oil to remain wide, leading to substantial free cash flow generation and earnings visibility. In the coal industry, we continued to favor names exposed to Wyoming’s Powder River Basin, which we feel are a great play on rising natural gas prices.

As for precious metals, we anticipate price volatility to continue within the sub-sector, but we believe all the fundamental drivers of a gold bull market remain in place. The global economy continues to struggle under the ongoing weight of a deflationary credit contraction. The uncertain outlook for global economic growth, the potential for further monetary easing and negative real interest rates, the impact these factors may have on fiat currencies, and the high level of financial risk still present are collectively supportive, we believe, of increasing future demand for gold as a safe haven asset and currency alternative. Given the historically low valuations seen at the end of the semi-annual period, we expect that in a rising gold price environment, gold mining equities should appreciate from these low levels and outperform the underlying gold bullion.

In the agricultural sub-sector, markets remained tight at the end of the semi-annual period, and thus we expect commodity price strength to continue.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]

UBS Bloomberg Constant Maturity Commodity Index (CMCI) is a rules-based, composite benchmark index diversified across 26 commodities from within five sectors. CMCI is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[3]

DAXglobal® Agribusiness Index (DXAG) is a modified market capitalization-weighted index designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges.

[4]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[5]

S&P® GSCI Industrial Metals Index (SPGSINTR) measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index (GSCI), which is a world production-weighted commodity index comprised of 24 liquid, exchange-traded futures contracts.

[6]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production and development of petroleum.

[7]

Philadelphia Oil Services Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment support services and geophysical/reservoir services.

[8]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[9]

Stowe Coal IndexSM (TCOAL) is intended to given investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2012 (unaudited)

Anadarko Petroleum Corp.
(U.S., 4.2%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Schlumberger Ltd.
(U.S., 4.0%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 3.5%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Occidental Petroleum Corp.
(U.S., 3.2%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

HollyFrontier Corp.
(U.S., 3.1%)

HollyFrontier, through its affiliates, refines, transports, stores and markets petroleum products. The company’s refineries produce light products such as gasoline, diesel fuel, and jet fuel which are marketed in the southwestern United States, northern Mexico and Montana.

Cimarex Energy Co.
(U.S., 3.1%)
Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Pioneer Natural Resources Co.
(U.S., 2.9%)
Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Xstrata PLC
(United Kingdom, 2.6%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa and Argentina.

Newmont Mining Corp.
(U.S., 2.6%)

Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

Rio Tinto PLC
(U.K., 2.4%)

Rio Tinto is an international mining company. The company has interests in mining for aluminum, borax, coal, copper, gold, iron ore, lead, silver, tin, uranium, zinc, titanium dioxide feedstock, diamonds, talc and zircon.

*	Percentage of net assets. Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

PERFORMANCE COMPARISON
June 30, 2012 (unaudited)

Average Annual Total Return 6/30/12	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR[5]	S&P 500[6]

Year to Date	(13.24)%	(7.96)%	(5.89)%	9.49%

One Year	(28.79)%	(24.45)%	(17.44)%	5.45%

Five Year	(1.76)%	(0.58)%	(0.78)%	0.22%

Ten Year	12.34%	13.01%	10.15%	5.33%

Average Annual Total Return 6/30/12	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR[5]	S&P 500[6]

Year to Date	(9.21)%	(8.30)%	(5.89)%	9.49%

One Year	(25.74)%	(24.99)%	(17.44)%	5.45%

Five Year	(1.34)%	(1.34)%	(0.78)%	0.22%

Ten Year	12.12%	12.12%	10.15%	5.33%

Average Annual Total Return 6/30/12	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR[5]	S&P 500[6]

Year to Date	n/a	(7.79)%	(5.89)%	9.49%

One Year	n/a	(24.15)%	(17.44)%	5.45%

Five Year	n/a	(0.18)%	(0.78)%	0.22%

Life (since 4/30/06)	n/a	3.25%	2.35%	2.80%

Average Annual Total Return 6/30/12	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR[5]	S&P 500[6]

Year to Date	n/a	(7.82)%	(5.89)%	9.49%

One Year	n/a	(24.26)%	(17.44)%	5.45%

Life (since 4/30/10)	n/a	(3.39)%	0.91%	8.84%

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 4/30/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.39% / Net Expense Ratio 1.38%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.13% / Net Expense Ratio 2.13%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.01% / Net Expense Ratio 1.00%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.06% / Net Expense Ratio 1.06%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[5]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[6]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 - June 30, 2012

Class A	Actual	$1,000.00	$920.40	$6.59
	Hypothetical**	$1,000.00	$1,018.00	$6.92

Class C	Actual	$1,000.00	$917.00	$10.15
	Hypothetical**	$1,000.00	$1,014.27	$10.67

Class I	Actual	$1,000.00	$922.10	$4.78
	Hypothetical**	$1,000.00	$1,019.89	$5.02

Class Y	Actual	$1,000.00	$921.80	$5.06
	Hypothetical**	$1,000.00	$1,019.59	$5.32

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.38% on Class A Shares, 2.13% on Class C Shares, 1.00% on Class I Shares, 1.06% on Class Y Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) declined 16.67% (Class A shares, excluding sales charge) for the six months ended June 30, 2012. To compare, the NYSE Arca Gold Miners (GDM) Index1 fell 12.73% for the same period.

For the semi-annual period, gold bullion prices gained $33.70 per ounce, or 2.16%, to close on June 30, 2012 at $1,597.40 per ounce. The precious metal had a strong start to the year, trading to a high of $1,790.75 per ounce on February 29, a gain of 14% since the end of 2011. Gold then primarily traded sideways through the next several months, reaching a low for the semi-annual period of $1,526.97 per ounce on May 16. On the last trading date of the semi-annual period, June 29, positive news from a meeting of European Union leaders appeared to push gold prices higher.

Despite higher gold bullion prices, stocks of gold mining companies finished the first half of 2012 down. The underperformance of gold stocks relative to the underlying precious metal began in late April 2011 and continued through the first half of 2012, albeit not steadily. From the start of the semi-annual period in January 2012 through the end of February, gold shares kept pace with gold bullion, with junior miners outperforming during that time. Then, from the beginning of March through mid-May, gold mining stocks underperformed. From May 15 through June 29, 2012, gold-related equities outperformed gold bullion, as evidenced by the 13.9% increase in the GDM compared to the 3.4% gain in the price of gold bullion.

The extended period of underperformance of gold equities compared to the gold commodity from late April 2011 through June 2012 is unprecedented. We believe one of the main reasons for this unusual stretch has been a general de-rating of the equity sector, wherein valuation multiples have been lower. We also believe disappointing operating performance and guidance by the gold companies, primarily in the form of higher operating and capital costs, have driven the gap. It appears the market has been very focused on cost pressures while ignoring the industry’s healthy margins and solid financial conditions. After all, not only did the price of gold bullion move higher during the semi-annual period, but the average price of gold during the first half of 2012—$1,651.47 per ounce, which is representative of the average price realized by most gold companies—was 14% higher than the 2011 first half average gold price of $1,448.91 per ounce. We believe this differential should, going forward, translate into increased operating margins and higher cash flows for gold mining companies, allowing for both higher dividends to shareholders and a larger portion of growth projects being financed internally-which together should enhance gold mining companies’ valuations.

Market and Economic Review

As the new year of 2012 began, gold bullion seemed to have established a positive trend, as prices traded to a high of $1,790.75 per ounce on February 29. Efforts aimed at injecting more liquidity into the global financial system to stimulate economic growth supported higher gold prices, allowing for a rebound from the oversold levels seen at the end of 2011. In January, the Federal Reserve’s (the “Fed”) decision to hold its federal funds rate near zero through the end of 2014, an extension from its previous guidance of mid-2013, drove a bullish break-out for gold, we believe as investors sought what they considered to be the protection of the precious metal against expected low or negative real interest rates. In February, the Bank of England announced additional quantitative easing through the purchase of securities; the Bank of Japan announced increased purchases of government bonds; and the European Central Bank implemented the second tranche of its longer-term refinancing operation (LTRO). Another source of support came from the oil market, as geopolitical tensions with Iran escalated, driving Brent crude oil to more than $120 per barrel, which we believe, in turn, led investors to turn to gold as an inflation hedge. The gold price of nearly $1,800 per ounce seemed to reflect the precious metal’s historical role as a currency alternative and perceived safe haven asset class. However, on February 29, comments by Federal Reserve Chairman Bernanke made during Congressional testimony lacked any mention of further quantitative easing in the U.S., marking the end of the early 2012 rally and the beginning of a round of gold price consolidation.

The absence of any firm indicators kept market participants on the sidelines and kept gold bullion trading in a sideways pattern through mid-May. Gold bullion prices reached a low of $1,526.97 per ounce on May 16. Price volatility was significant, with 1% to 2% daily moves in either direction being fairly common. The single most important driver of such a pattern seems to have been varying expectations around further economic stimulus. Frequent moves in the gold price in either direction also depended on global economic indicators released on any given day, with the market looking at Gross Domestic Product (GDP) growth, employment data and statements from central bank officials to gauge the likelihood of central banks across the globe engaging in further quantitative easing. Gold’s subdued behavior overall appears to have reflected the market’s lack of conviction in the direction of the global economy and the ever-changing assessment of financial risk. During these months, gold traded primarily as a risk asset rather than as a safe haven asset, and gold prices seemed set to end the first half of 2012 relatively unchanged.

INTERNATIONAL INVESTORS GOLD FUND

Physical demand, which was mixed during the semi-annual period, failed to provide a push to gold prices. While demand in China appears to have remained strong, demand out of India was impacted significantly by a weaker rupee, which increased the local cost of U.S. dollar-denominated gold and reduced consumption.

Further, the focus of the market had turned to the deteriorating sovereign debt situation in Europe. The markets initially were trying to figure out and to price in the impact of a potential exit of Greece from the monetary union, and subsequently began trying to assess the outlook for other countries in trouble, such as Spain and Italy, and the ramifications of potential debt defaults and a slowing Eurozone on the global economy. All the bad news out of Europe increased demand for the U.S. dollar and U.S. Treasury securities, leaving gold to trade as a risk asset.

However, on June 29, 2012, the last trading day of the semi-annual period, news from a meeting of European Union leaders where they agreed to the formation of a Eurozone banking sector supervisory authority and plans to contain Spanish and Italian debt costs, was interpreted positively by the market. Indeed, such news fueled a rally for equities, commodities and the euro. The U.S. Dollar Index (DXY)2 was down 1.4% on the day, the euro rose 1.8%, and gold prices advanced $45 per ounce to a close of $1,597.40 per ounce for a daily gain of 2.9%.

Fund Review

The Fund’s underperformance of the GDM was due primarily to its greater exposure to small-cap stocks than the benchmark index. While junior, or small-cap, mining stocks outperformed gold bullion early in 2012, they underperformed both the precious metal and the GDM for the semi-annual period as a whole, as evidenced by the 21.6% decline in the Market Vectors Junior Gold Miners Index (MVGDXJTR)3 for the six months ended June 30, 2012. At the end of June 2012, approximately 28% of the Fund’s net assets were invested in the stocks of junior miners. Among the junior mining stocks that disappointed most was Tahoe Resources (2.2% of Fund net assets†), whose shares fell 20.7% during the semi-annual period. Its shares declined following a misleading news article toward the end of June suggesting the Guatemalan government intends to acquire up to a 40% stake in resource projects in the country. Tahoe Resources’ management indicated that they do not expect the company’s Escobal project to be affected by the proposed reforms and that the project remains on schedule for first production in the fourth quarter of 2013. Escobal is a world-class silver deposit, which we anticipate will establish Tahoe Resources as a mid-tier producer, and thus we maintained the Fund’s position in the company.

All that said, there were a handful of junior mining stocks that performed well during the semi-annual period. These were led by Argonaut Gold (2.5% of Fund net assets†), whose shares gained 10.3% during the semi-annual period. Argonaut Gold’s strong relative performance reflected the company’s cash flow generation, relatively simpler, lower risk projects, which are financed internally, and good execution.

Also, while merger and acquisition activity was light in the gold mining sector due to low equity valuations, one of the best junior performers was Trelawny Mining and Exploration. We sold the Fund’s position in the company following Iamgold’s takeover announcement on April 27, 2012 in which it stated it would acquire the junior miner at a 38% premium to the previous day’s stock price.

Among the Fund’s top ten equity holdings, two were outstanding performers during the semi-annual period. Royal Gold (4.6% of Fund net assets†) and Yamana Gold (3.4% of Fund net assets†) saw their shares gain 16.8% and 5.6%, respectively. Royal Gold benefited from the low exposure of its royalty business model to the industry’s cost pressures. Yamana Gold’s portfolio of relatively lower risk, lower capital expenditure projects renewed investor interest in its prospects.

The remaining positions among the Fund’s top ten equity holdings did not perform as well, with few stocks of gold producers posting positive performance. Among those that underperformed most were Osisko Mining (5.2% of Fund net assets†) and IAMGOLD (4.6% of Fund net assets†), whose shares declined 29.0% and 24.8%, respectively, during the semi-annual period. Osisko Mining posted good share price performance during the first quarter of 2012, but problems at its processing facility, which once again delayed the much-awaited production ramp-up of its Malartic gold mine in Quebec, came as a disappointment during the second calendar quarter. We have met with the management of Osisko Mining and believe that, following modifications to the plant, its operations will be optimized to deliver expected production. IAMGOLD was primarily impacted during the semi-annual period by a downward revision of ore grade, resources and expected average production at its Essakane mine in Burkina Faso. Also, changes to IAMGOLD’s mining method at Westwood, which were guided and intended to optimize the project, were perceived negatively by the market. We believe that despite the revisions, IAMGOLD’s portfolio remains attractive and represented good value at the end of the semi-annual period. Positively, in our view, IAMGOLD took advantage of the junior sector’s historically low valuations to enhance its portfolio. As mentioned above, IAMGOLD announced on April 27 a friendly all-cash takeover of Trelawney Mining and Exploration, one of the relatively few merger and acquisition transactions in the sector during the first half of 2012.

Outlook

Although news from the Eurozone summit at the end of June 2012 brought some relief to the markets in the short term, it is clear that significant risk remains for the region over the longer term. There still needs to be definition around how and when these new strategies will be implemented, and there is a lot of uncertainty about how successful these measures will ultimately be in improving such a complex situation. The difficult problems faced by the Eurozone nations in fighting a sovereign debt crisis, implementing austerity measures, trying somehow to sustain economic growth and maintain the monetary union, will no doubt take time and many more summits to tackle. In addition, the market’s focus on Europe has diverted its attention from the sovereign debt and economic problems in the U.S., which we believe are just as serious. In a report issued toward the end of the semi-annual period, the Congressional Budget Office concluded that a 2013 recession is inevitable if proposed U.S. tax hikes and spending cuts, popularly known in the media as the “fiscal cliff,” take effect as planned on the first of January 2013.

It appears that amidst these conditions, gold continues to gain recognition as a monetary asset. Okayama Metal & Machinery has become the first Japanese pension fund to make public purchases of gold, initially allocating 1.5% of its portfolio to gold-backed exchange-traded funds. The State of Missouri General Assembly is expected to soon vote on the Missouri Sound Money Act of 2012, which would make gold and silver legal tender within the state. Central banks in countries such as Mexico, Russia, Kazakhstan and the Philippines continued to add to their gold reserves. China imported a record 103.6 tonnes of gold from Hong Kong in April 2012. Finally, a proposal from the German Council of Economic Experts circulating in Europe calls for European debtor states to pledge their gold reserves as collateral within a so-called European redemption fund, financed mainly by Germany. We doubt such a fund will materialize, as it is hard to imagine a sovereign handing its country’s gold over to Germany in a worst-case scenario. Nonetheless, all of these events or proposals point, in our view, to the continuing loss of faith in a fiat currency system that we believe is based on irresponsible fiscal and monetary policies.

While we anticipate price volatility within the gold market to continue, we believe all the fundamental drivers of a gold bull market remain in place. The global economy continues to struggle under the ongoing weight of a deflationary credit contraction. The uncertain outlook for global economic growth, the potential for further monetary easing and negative real interest rates, the impact these factors may have on fiat currencies, and the high level of financial risk still present are collectively supportive, we believe, of increasing future demand for gold as a safe haven asset and currency alternative. Given the historically low valuations seen at the end of the semi-annual period, we expect that in a rising gold price environment, gold mining equities should appreciate from these low levels and outperform the underlying gold bullion.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

INTERNATIONAL INVESTORS GOLD FUND

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan	Imaru Casanova
Portfolio Manager	Senior Analyst	Senior Analyst

July 12, 2012

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

[3]

Market Vectors Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

TOP TEN EQUITY HOLDINGS*
June 30, 2012 (unaudited)

Eldorado Gold Corporation
(Canada, 8.0%)
Eldorado Gold acquires, explores and develops mineral properties. The company currently has operating gold mines in Brazil, China, Turkey, Greece, and surrounding regions.

Goldcorp, Inc.
(Canada, 7.6%)

Goldcorp is a major gold producer in the Americas, with operations and projects in Canada, United States, Mexico, Central and South America. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

New Gold, Inc.
(Canada, 7.2%)

New Gold acquires, explores, and develops gold properties, with operating assets currently in the United States, Mexico and Australia. In addition, the company has development and exploration projects in Canada and Chile.

Randgold Resources Ltd.
(United Kingdom, 7.1%)

Randgold explores, develops and operates mines and mineral interests in sub-Saharan Africa. The group operates producing mines and projects in Cote d’Ivoire, Mali, Democratic Republic of Congo, and Senegal.

Osisko Mining Corporation
(Canada, 5.2%)
Osisko Mining is a gold exploration company. The company holds interests in the Canadian Malartic gold deposit in Quebec, Canada.

IAMGOLD Corp.
(Canada, 4.6%)

IAMGOLD explores, develops and operates mineral properties in Canada, West Africa and Suriname. The company also has exploration and development projects and interests in Ecuador, French Guiana, Guyana, Peru and Brazil.

Royal Gold, Inc.
(U.S., 4.6%)

Royal Gold acquires and manages precious metals royalties. The company seeks to acquire existing royalties or to finance projects that are in production or near production in exchange for royalty interests. Royal Gold’s gold-focused portfolio contains royalties ranging from those in production and development to those in the evaluation and exploration stages.

Silver Wheaton Corp.
(Canada, 4.1%)

Silver Wheaton is a silver streaming company. It has long term agreements to purchase all or a portion of the by-product silver produced from more than fifteen mines around the world, including mines in the United States, Canada, Mexico, Peru, Argentina, Chile, Sweden, Greece and Portugal.

Yamana Gold, Inc.
(Canada, 3.4%)

Yamana Gold is an intermediate gold producer with a focus in the Americas. The company has producing, development stage, and exploration stage properties throughout Brazil, Argentina, Chile, Mexico and Colombia.

AngloGold Ashanti Ltd.
(South Africa, 3.3%)

AngloGold Ashanti is a holding company for a group of companies which explore for and mine gold internationally. The group has operations in the Vaal River and West Witwatersrand areas of South Africa as well as Namibia, Mali, Brazil, Argentina, Australia, Tanzania and the United States.

* Percentage of net assets.

Portfolio is subject to change.

Company descriptions courtesy of bloomberg.com.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON
June 30, 2012 (unaudited)

Average Annual Total Return 6/30/12	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDM(TR)[5]	S&P 500[6]

Year to Date	(21.44)%	(16.67)%	(12.73)%	9.49%

One Year	(31.63)%	(27.46)%	(17.27)%	5.45%

Five Year	6.17%	7.44%	4.52%	0.22%

Ten Year	14.91%	15.59%	11.15%	5.33%

Average Annual Total Return 6/30/12	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDM(TR)[5]	S&P 500[6]

Year to Date	(17.77)%	(16.94)%	(12.73)%	9.49%

One Year	(28.66)%	(27.95)%	(17.27)%	5.45%

Five Year	6.66%	6.66%	4.52%	0.22%

Life (since 10/3/03)	13.97%	13.97%	9.52%	5.37%

Average Annual Total Return 6/30/12	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDM(TR)[5]	S&P 500[6]

Year to Date	n/a	(16.54)%	(12.73)%	9.49%

One Year	n/a	(27.20)%	(17.27)%	5.45%

Five Year	n/a	10.89%	4.52%	0.22%

Life (since 10/2/06)	n/a	12.83%	5.11%	2.58%

Average Annual Total Return 6/30/12	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDM(TR)[5]	S&P 500[6]

Year to Date	n/a	(16.58)%	(12.73)%	9.49%

One Year	n/a	(27.30)%	(17.27)%	5.45%

Life (since 4/30/10)	n/a	(6.26)%	(4.50)%	8.84%

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.23% / Net Expense Ratio 1.23%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.00% / Net Expense Ratio 2.00%

[3]	I shares: no sales or redemption charges
Gross Expense Ratio 0.92% / Net Expense Ratio 0.92%

[4]	Y shares: no sales or redemption charges
Gross Expense Ratio 0.97% / Net Expense Ratio 0.97%

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[5]	NYSE Arca Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[6]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 - June 30, 2012

Class A	Actual	$1,000.00	$833.30	$5.61
	Hypothetical**	$1,000.00	$1,018.75	$6.17

Class C	Actual	$1,000.00	$830.60	$9.10
	Hypothetical**	$1,000.00	$1,014.92	$10.02

Class I	Actual	$1,000.00	$834.60	$4.20
	Hypothetical**	$1,000.00	$1,020.29	$4.62

Class Y	Actual	$1,000.00	$834.20	$4.42
	Hypothetical**	$1,000.00	$1,020.44	$4.87

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.23% on Class A Shares, 2.00% on Class C Shares, 0.92% on Class I Shares, 0.97% on Class Y Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund (the “Fund”) gained 0.89% (Class A shares, excluding sales charge) for the six months ended June 30, 2012, closely tracking its benchmark, the HFRX Global Hedge Fund Index1, which rose 1.22%. The S&P® 500 Index2 gained 9.49% for the same period.

The Fund is a hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our investment committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—manages the Fund with a goal of consistent returns, low beta3 and low volatility. Throughout the semi-annual period, we continued to search for alpha4-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

With respect to the current economic environment, the developed nations are experiencing a global deleveraging that will take many years to unwind. This process will likely be resolved through tepid growth and haircuts in the form of artificially low interest rates. As the debt crises play out, we are expecting alternating periods of euphoria and fear to dominate the markets, with, unfortunately, more of the latter. As allocators of capital, we continue to navigate the tumultuous market environment by maintaining a diversified strategy mix and tactically adjusting our exposures at the margin. From an asset allocation perspective, our exposures remained mostly constant during the first half of the year. As of the end of the second quarter, our allocations included long/short equity (20%), fixed income (15%), arbitrage (24%), global macro (13%), and event driven (15%). Tactically, we have maintained a defensive posture via our active market hedges.

Fund Review

The Fund’s positive, albeit modest, absolute returns closely tracked the performance of the HFRX Global Hedge Fund Index on a relative basis during the semi-annual period. Importantly, the Fund did so with similar volatility to the HFRX Global Hedge Fund Index and substantially less volatility than the S&P 500 Index. Specifically, the Fund had an annualized standard deviation6 of 3.88% versus 4.29% for HFRX Global Hedge Fund Index and 14.52% for the S&P 500 Index. The Fund’s beta of just 0.23 to the S&P 500 Index was on par with the HFRX Global Hedge Fund Index’s comparable beta of 0.24. (Figures are based on monthly data.)

As of June 30, 2012, the Fund had assets of approximately 42% allocated to six sub-advisers and the balance was directly invested in a variety of mutual funds, ETFs, a UCITS8 fund and individual equity securities.

Below is a table of sub-advisers that the Fund invested in as of June 30, 2012:

Sub-Adviser	Investment Strategy	Initial Allocation	1H 2012 Return

Tiburon	Event-Driven	November 2011	+1.14%

Coe	Long/Short Equity	June 2011	+3.01%

Millrace	Long/Short Equity	June 2011	+8.71%

Acorn	Volatility Arbitrage	May 2011	-5.79%

Medley	Long/Short Fixed Income	December 2010	+1.41%

Primary	Long/Short Equity	March 2010	+3.82%

Arbitrage Strategy

The results of the arbitrage strategies were mixed during the semi-annual period. Arbitrage strategies were challenged by the “risk on/risk off” market environment and the impact on spread-based investment disciplines.

AQR Diversified Arbitrage Fund (“AQR Diversified Arbitrage”) (5.8% of Fund net assets†) generated a modestly positive return for the semi-annual period. AQR Diversified Arbitrage typically allocates an equivalent amount of assets to each of the strategy’s core investment disciplines-convertible arbitrage, merger arbitrage and event driven. While none of these sub-strategies were overly attractive during the semi-annual period, the committee found the most value in convertible arbitrage as spreads widened during the second quarter sell-off. The environment for merger arbitrage was lukewarm, as corporations demonstrated their preference for cash accumulation rather than merger and acquisition activity. Interestingly, given the unimpressive global economic growth expectations and excess cash reserves of many large capitalization companies, the backdrop for merger and acquisition activity could drive significant potential in the merger arbitrage area.

EMERALD 2X (Equity MEan Reversion ALpha InDex) (5.0% of Fund net assets†), a “rules based” volatility arbitrage strategy through a note that was structured by Deutsche Bank, seeks to extract value from the negative serial correlation between daily and weekly volatility. EMERALD generated a negative return for the semi-annual period, as volatility fluctuated virtually throughout.

The worst performing position within the strategy was the volatility arbitrage strategy of sub-adviser Acorn Derivatives Management Corp. (“Acorn”) (4.8% of Fund net assets†). Acorn seeks to exploit pricing inefficiencies in S&P 500 Index options. The protracted, uncorrected rise in the equity market during the first quarter of 2012 presented Acorn’s strategy with its most difficult challenge. The persistence of the advance was extreme and, as noted earlier, resulted in the best first quarter for the S&P 500 Index since 1998. The S&P 500 Index had only one day with a decline in excess of 75 basis points. (A basis point is 1/100th of a percentage point.) Additional monetary easing by both foreign and domestic central banks helped underpin the rally’s unrelenting momentum. During the second calendar quarter, Acorn was able to make up some ground, as the policy influence dissipated and the market reverted back to traditional drivers of volatility. As such, Acorn’s investment process signaled a consolidation and a range-bound market.

Long/Short Equity Strategy

Given the solid positive returns of global equities, the Fund’s long/short equity managers that were positioned net long outperformed the HFRX Equity Hedge Index5 in aggregate during the semi-annual period but trailed the S&P 500 Index.

Sub-Adviser Millrace Asset Group, Inc. (“Millrace”) (7.6% of Fund net assets†) was the best performer within this strategy, with the bulk of its positive return attributable to the first calendar quarter. Millrace utilizes a fundamental, bottom up, long/short equity strategy focused on small/mid-cap U.S. equities. During the first quarter, Millrace had an average net long exposure of 51.5% and benefited from strong stock selection on the long side within the business services, technology and health care industries. During the second quarter, Millrace gave up some of its gains, though long positions in health care and short positions in technology were significant contributors. Long positions in technology, specifically enterprise software, were the biggest detractors. Millrace ended June with a net long exposure of 81%.

Sub-Adviser Primary Funds, LLC (“Primary”) (5.1% of Fund net assets†) also generated solid positive returns during the semi-annual period. While Primary does not typically make large directional market calls, the sub-adviser was able to generate strong returns through fundamental stock selection. The largest positive contribution to its semi-annual performance came from positions in the information technology sector. Investments in a data center company, mobile software firm, two nanotechnology tools companies and a semiconductor company each produced substantial returns. Holdings within the industrials and consumer staples sectors also made a positive impact. Contributions from within the industrials sector were spread across several investments in industrial conglomerates, engineering and construction firms and transportation companies. In consumer staples, Primary benefited most from a long position in a pharmacy company. Detracting from Primary’s semi-annual performance most were positions in the health care, telecommunication services and materials sectors. Losses in health care were predominantly from short positions in medical technology and health care services companies. Negative bets on a cellular tower leasing company and a specialty chemicals company hurt as well.

TFS Market Neutral Fund (“TFS”) (8.3% of Fund net assets†) was also able to manage the market environment favorably during the semi-annual period, delivering solid positive returns. TFS relies on a quantitative model with nine factor inputs to extract value across the market capitalization spectrum. Its relatively consistent net exposure and diversified portfolio proved beneficial.

We increased the Fund’s exposure to the long/short fixed income strategy during the semi-annual period. Within the Fund’s fixed income allocation, Loomis Sayles Bond Fund (5.3% of Fund net assets†), under the direction of lead portfolio manager and legendary bond investor Dan Fuss, generated particularly strong positive returns. The Loomis Sayles Bond Fund is a long only actively managed fixed income fund. Sub-Adviser Medley Credit Strategies, LLC (“Medley”) (9.2% of Fund net assets†) also generated positive returns that outpaced the Fund’s benchmark index for the semi-annual period. Medley employs a deep fundamental credit analysis to identify long and short opportunities within relative value, event-driven and distressed investment opportunities. During the first quarter, Medley struggled due to its defensive positioning through security selection that benefits the strategy during market downturns but leaves it vulnerable to upside surprises. However, Medley performed particularly well in April 2012.

The Fund’s long/short event-driven managers both provided strong positive returns. Sub-Adviser Coe Capital Management, LLC (“Coe”) (9.2% of Fund net assets†) is a fundamental long/short manager with a catalyst-driven approach. It employs an active trading strategy that utilizes fundamental research to create what it believes is an informational advantage prior to earnings announcements. During the first quarter, Coe’s short positions detracted, as the market rallied. During the second quarter, when the equity market declined, short positions were profitable, while long

MULTI-MANAGER ALTERNATIVES FUND

positions detracted. The strategy also tends to maintain large cash positions to allocate opportunistically, which benefited its portfolio during the second quarter when the market sold off. For the semi-annual period overall, Coe’s top winners were semiconductor company Mellanox Technologies, clinical software developer Allscripts Healthcare Solutions and medical device company Zoll Medical. Coe’s worst performers during the semi-annual period were computer memory device manufacturer Xyratex, diagnostic equipment company Cepheid and specialty chemicals company Kronos Worldwide.

Sub-Adviser Tiburon Capital Management (“Tiburon”) (6.3% of Fund net assets†) is an event-driven strategy that invests across the market capitalization structure. During the first quarter, there were virtually no events in its portfolio and thus the strategy posted effectively flat returns. However, during the second quarter, Tiburon posted positive returns, profiting from the occurrence of events in a long position in Amarin, which received FDA patent approval; MAG Silver, where a released study on a meaningful silver mine and activism assisted; as well as hedges, which moderated downside, especially in May. These hedges included being short the euro and short French and Spanish sovereign bonds. Tiburon remained confident at the end of the semi-annual period about the occurrence of additional events during the second half of 2012, but remained cautious of the deleveraging macro environment.

The Fund’s long/short emerging markets exposure (47.0% of Fund net assets†) added significant value to its results during the semi-annual period, outperforming the iShares MSCI Emerging Markets Index Fund7 by a wide margin. Indeed, the Fund’s long/short emerging markets exposure was the strongest performing segment of the Fund for the semi-annual period as a whole. Emerging market equities performed particularly well during the first quarter, partly driven by a reflexive bounce from a weak end to 2011. But as the second quarter progressed, uncertainty heightened, particularly regarding the Eurozone and the euro. Fears of a hard landing in China combined with concerns over slowing demand from the developed world also weighed on emerging market equities, particularly in May. The Fund’s dedicated emerging markets positioning reflects our favorable outlook on the long-term growth prospects of the developing world and the ability to generate alpha, or added value, in the various emerging market regions.

Global Macro Strategy

The Marketfield Fund (“Marketfield”) (7.1% of Fund net assets†), a traditional discretionary macro fund managed by Michael Aronstein, uses a top-down, often at times contrarian, thematic investment approach. During the semi-annual period, Marketfield posted strong positive returns, as Mr. Aronstein was able not only to protect on the downside but also to capture most of the upside as well. Marketfield benefited, more specifically, from Mr. Aronstein’s bullish sentiment on the U.S. economy and preference for cyclically-oriented business models, especially during the first calendar quarter. However, Mr. Aronstein was earlier than most in expressing his concerns on the developing markets, and this view served as a detractor to performance as emerging markets continued their upward trajectory. At the end of the semi-annual period, Mr. Aronstein remained bearish on the emerging markets and had maintained Marketfield’s emphasis on cyclically-oriented business models within the U.S.

The Fund also had a global macro investment in the AC-Risk Parity 12 Vol Fund (5.9% of Fund net assets†) (“Risk Parity Fund”) through an open-end UCITS8 III structure. The Risk Parity Fund, managed by Aquila Capital, was another strong contributor to the Fund’s performance during the semi-annual period. Aquila Capital focuses on behavioral indicators to create a beta neutral portfolio using futures contracts on equities, energy commodities, bonds and short-term interest rates. Only partially offsetting Risk Parity Fund’s advance during the first quarter was performance during the second quarter when gains within its credit positioning were overwhelmed by losses from short equity positions. We reduced the Fund’s position in Risk Parity Fund toward the end of the semi-annual period.

Tactical Strategy

The Fund’s tactical, or opportunistic, strategy sleeve allows us to control portfolio risk and leverage our internal capabilities to add select investment opportunities where appropriate. We monitor risk at both the Fund and strategy level, and within the tactical sleeve, we will often hedge positions to control the overall risk to a particular segment of the market. During the first quarter, we implemented an active hedge against the Fund’s technology holdings to reduce exposure to the sector. While the hedge was initiated to reduce portfolio risk, it detracted from performance and led to a disappointing return for the tactical sleeve as the technology sector rallied. Such negative returns were only partially offset during the second quarter when notable gains came from long positions in gold equities, which we added to after a dismal first quarter that followed a weak 2011. Additionally, we continued to hold a short equity overlay against the Fund’s equity managers, and those hedges performed well with solid gains from the technology and financial short positions we had established. While the tactical strategy detracted from the Fund’s results during the semi-annual period, it remained a relatively small sleeve for the Fund, and it continued to be an effective tool to manage the beta and standard deviation targets of the Fund.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee Members:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

July 17, 2012

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]

Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[4]

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

[5]

HFRX Equity Hedge Index is designed to be representative of equity hedge strategies used in the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

[6]

Standard deviation is a measure of the variability, or volatility, of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

[7]

iShares MSCI Emerging Markets Index Fund is an exchange traded fund that seeks to provide long-term capital growth by replicating, to the extent possible, the performance of the MSCI Emerging Markets Index, net of expenses. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of emerging markets.

[8]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	Implementation	2Q 2012	4Q 2011

Arbitrage		23.9	24.75

Blended Arbitrage	AQR Diversified Arbitrage Fund	5.81	6.01
Market Neutral	TFS Market Neutral Fund	8.28	8.33
Volatility Arbitrage	Structured Note	4.99	5.19
Volatility Arbitrage	Sub-Adviser: Acorn	4.78	5.22

Long/Short		47.0	45.89
Emerging Markets	ETFs, Other Securities	4.32	3.57
Event Driven	Sub-Adviser: Tiburon	6.29	6.40
Event Driven	Sub-Adviser: Coe	9.16	9.15
U.S. Equity	Sub-Adviser: Millrace	7.57	7.17
U.S. Equity	Sub-Adviser: Primary	5.12	5.08
Fixed Income	Sub-Adviser: Medley	9.17	9.30
Fixed Income	Loomis Sayles Bond Fund	5.33	5.22

Global Macro		13.1	17.31
Discretionary Macro	Marketfield Fund	7.08	5.88
Systemic Macro	UCITS III: Statistical Value	5.98	11.43

Tactical/Cash		16.0	12.05

Tactical Overlay	ETFs, Other Securities	2.89	2.74

Cash/Equivalents	—	13.11	9.31

Total	—	100.0	100.0

As of June 30, 2012. Portfolio subject to change.

*	Percentage of net assets.

SECTOR WEIGHTING NET EXPOSURE**
(unaudited)

As of June 30, 2012. Portfolio subject to change.

**	Net exposure was calculated by adding long and short positions.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE COMPARISON
June 30, 2012 (unaudited)

Average Annual Total Return 6/30/12	Class A-VMAAX After Maximum Sales Charge[1]	Class A-VMAAX Before Sales Charge	HFRXGL[5]	S&P 500[6]

Year to Date	(4.94)%	0.89%	1.22%	9.49%

One Year	(8.13)%	(2.56)%	(5.76)%	5.45%

Life (since 6/5/09)	(0.49)%	1.44%	1.45%	15.20%

Average Annual Total Return 6/30/12	Class C-VMSCX After Maximum Sales Charge[2]	Class C-VMSCX Before Sales Charge	HFRXGL[5]	S&P 500[6]

Year to Date	(0.89)%	0.11%	1.22%	9.49%

Life (since 4/30/12)	(2.83)%	(1.85)%	2.14%	(1.98)%

Average Annual Total Return 6/30/12	Class I-VMAIX After Maximum Sales Charge[4]	Class I-VMAIX Before Sales Charge	HFRXGL[5]	S&P 500[6]

Year to Date	n/a	1.11%	1.22%	9.49%

One Year	n/a	(2.12)%	(5.76)%	5.45%

Life (since 6/5/09)	n/a	1.73%	1.45%	15.20%

Average Annual Total Return 6/30/12	Class Y-VMAYX After Maximum Sales Charge[4]	Class Y-VMAYX Before Sales Charge	HFRXGL[5]	S&P 500[6]

Year to Date	n/a	1.11%	1.22%	9.49%

One Year	n/a	(2.13)%	(5.76)%	5.45%

Life (since 4/30/10)	n/a	1.15%	(2.47)%	8.84%

Inception date for the Multi-Manager Alternatives Fund was 6/5/09 (Class A and Class I), 4/30/12 (Class C) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.86% / Net Expense Ratio 2.86%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 3.49% / Net Expense Ratio 3.49%

[3]	I shares: no sales or redemption charges
Gross Expense Ratio 2.76% / Net Expense Ratio 2.66%

[4]	Y shares: no sales or redemption charges
Gross Expense Ratio 3.27% / Net Expense Ratio 2.69%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[5]

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible ar-bitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

[6]	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period January 1, 2012 - June 30, 2012

Class A*	Actual	$1,000.00	$1,008.90	$14.29
	Hypothetical**	$1,000.00	$1,010.64	$14.30

Class C***	Actual	$1,000.00	$ 981.50	$ 5.76
	Hypothetical**	$1,000.00	$1,002.52	$ 5.82

Class I*	Actual	$1,000.00	$1,011.10	$13.30
	Hypothetical**	$1,000.00	$1,011.64	$13.30

Class Y*	Actual	$1,000.00	$1,011.10	$13.45
	Hypothetical**	$1,000.00	$1,011.49	$13.45

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 2.86% on Class A Shares, 2.66% on Class I Shares, 2.69% on Class Y Shares, multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

***

Expenses are equal to the Fund’s annualized expense ratio (for the period from April 30, 2012 to June 30, 2012), 3.49% on Class C Shares multiplied by the average account value over the period, multiplied by 61 and divided by 366 (to reflect the period from inception).

CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS (a)
June 30, 2012 (unaudited)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 96.9%

United States Treasury Obligations: 90.7%
	U.S. Treasury Bills
$7,000,000	0.01%, 10/18/12 (b)	$6,997,851
5,000,000	0.01%, 11/08/12	4,997,940
7,000,000	0.07%, 08/16/12 (b)	6,999,093
8,000,000	0.09%, 07/05/12 (b)	7,999,920
11,500,000	0.09%, 09/06/12 (b)	11,498,632
13,000,000	0.10%, 08/09/12 (b)	12,998,533
8,000,000	0.11%, 09/27/12	7,998,408
10,000,000	0.12%, 10/04/12 (b)	9,997,910
4,000,000	0.12%, 10/11/12 (b)	3,998,992
3,000,000	0.12%, 08/23/12	2,999,472
10,000,000	0.12%, 09/13/12	9,998,480
6,000,000	0.12%, 09/20/12	5,999,064
7,000,000	0.12%, 08/30/12 (b)	6,999,454

		99,483,749

Number of Shares

Money Market Fund: 6.2%
6,881,075	AIM Treasury Portfolio - Institutional Class	6,881,075

Total Short-Term Investments (Cost: $106,359,237)		106,364,824
Other assets less liabilities: 3.1%		3,353,061

NET ASSETS: 100.0%		$109,717,885

(a)	Represents consolidated Schedule of Investments.
(b)	All or a portion of these securities are segregated for swap collateral.

Total Return Swap Contracts - As of June 30, 2012, the Fund had outstanding swap contracts with the following terms:

Long Exposure:

Counterparty	Referenced Obligation	Notional Amount	Rate	Rate Paid by the Fund	Termination Date	% of Net Assets	Unrealized Appreciation

UBS AG	UBS Bloomberg Constant Maturity Commodity Index Total Return	$106,272,000	0.48%	1.00%	08/01/12	2.9%	$3,128,930

Summary of Investments by Sector (unaudited)	% of Investments	Value

Government	93.5%	$99,483,749
Money Market Fund	6.5	6,881,075

	100.0%	$106,364,824

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short-Term Investments:
United States Treasury Obligations	$—	$99,483,749	$—	$99,483,749
Money Market Fund	6,881,075	—	—	6,881,075

Total	$6,881,075	$99,483,749	$—	$106,364,824

Other Financial Instruments, net*	$—	$3,128,930	$—	$3,128,930

* Other financial instruments, net include total return swap contracts.

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 88.9%
Brazil: 6.2%
106,000	BR Malls Participacoes S.A.	$1,213,841
107,000	BR Properties S.A.	1,262,584
24,000	Cielo S.A.	705,960
90,000	International Meal Co. Holdings S.A.	828,977
81,300	Localiza Rent a Car S.A.	1,228,506
130,000	Restoque Comercio e Confeccoes de Roupas S.A.	665,372

		5,905,240

Canada: 0.8%
36,500	First Quantum Minerals Ltd.	645,320
3,900	Pacific Rubiales Energy Corp.	82,589

		727,909

China / Hong Kong: 25.2%
530,000	Baoxin Auto Group Ltd. * #	303,979
1,160,000	Beijing Capital International Airport Co. Ltd. #	708,731
200,000	Biostime International Holdings Ltd. #	521,676
1,470,000	Boer Power Holdings Ltd. #	497,143
1,399,000	Brilliance China Automotive Holdings Ltd. * #	1,236,451
1,370,000	China Hongqiao Group Ltd. #	646,520
16,800	China Kanghui Holdings, Inc. (ADR) *	330,960
2,408,000	China Minsheng Banking Corp. Ltd. #	2,156,290
420,000	China Minzhong Food Corp. Ltd. (SGD) * #	194,574
1,614,000	China Qinfa Group Ltd. * #	215,811
3,044,800	EVA Precision Industrial Holdings Ltd. #	250,215
1,800,000	Evergrande Real Estate Group Ltd. #	932,210
44,500	Focus Media Holding (ADR)	1,044,860
6,288,000	Franshion Properties China Ltd. #	1,909,925
490,000	Galaxy Entertainment Group Ltd. * #	1,231,485
1,530,000	Greatview Aseptic Packaging Co. Ltd. * #	806,557
845,000	Haier Electronics Group Co. Ltd. * #	1,022,552
932,000	Kunlun Energy Co. Ltd. #	1,503,865
73,000	Noah Holdings Ltd. (ADR)	359,160
589,727	Noble Group Ltd. (SGD) #	526,938
13,692,000	REXLot Holdings Ltd. #	980,813
1,020,000	Sitoy Group Holdings Ltd. * #	455,094
1,040,000	Techtronic Industries Co. #	1,320,474
83,500	Tencent Holdings Ltd. #	2,465,861
6,717,000	Tiangong International Co. Ltd. #	1,340,815
1,395,000	Trinity Ltd. #	883,697

		23,846,656

India: 2.6%
812,346	Hirco Plc (GBP) * #	529,335
40,000	Jammu & Kashmir Bank Ltd. #	716,160
28,000	Larsen & Toubro Ltd. #	706,322
65,000	Phoenix Mills Ltd. #	207,212
45,000	Yes Bank Ltd. #	274,880

		2,433,909

Indonesia: 2.4%
1,150,000	Ace Hardware Indonesia Tbk PT #	623,104
3,430,000	Tower Bersama Infrastructure Tbk PT * #	1,201,614
210,000	United Tractors Tbk #	483,179

		2,307,897

Israel: 0.0%
68,000	Queenco Leisure International Ltd. (GDR) * # § Reg S 144A	34,694

Kazakhstan: 0.2%
80,385	Chagala Group Ltd. (GDR) # § Reg S	193,321

Mexico: 1.6%
773,800	Genomma Lab Internacional, S.A. de C.V. *	1,528,492

Mongolia: 0.8%
1,290,000	Mongolian Mining Corp. (HKD) * #	733,697

Nigeria: 0.5%
7,000,000	First Bank of Nigeria Plc	469,247

Panama: 1.0%
11,700	Copa Holdings S.A. (Class A) (USD)	965,016

Philippines: 1.1%
5,720,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	160,190
265,000	Security Bank Corp. #	900,389

		1,060,579

Russia: 6.3%
38,600	Eurasia Drilling Co. Ltd. (GDR) Reg S	984,300
800,000	Far Eastern Shipping Co. * #	282,460
300,000	Far Eastern Shipping Co. (USD) *	100,500
68,603	Globaltrans Investment Plc (GDR) Reg S	1,239,169
100,000	LSR Group (GDR) Reg S	430,834
21,000	Lukoil OAO (ADR) * #	1,176,804
27,000	Nomos-Bank * #	608,668
415,000	Sberbank RF (USD) #	1,110,067

		5,932,802

Singapore: 1.8%
850,000	CSE Global Ltd. #	533,949
778,863	Olam International Ltd. #	1,128,063

		1,662,012

South Africa: 3.7%
220,000	African Bank Investments Ltd. #	979,192
40,000	African Rainbow Minerals Ltd. #	815,242
31,000	Imperial Holdings Ltd. #	654,350
24,000	Sasol Ltd. #	1,012,375

		3,461,159

South Korea: 10.4%
4,800	E-Mart Co. Ltd. #	1,053,573
5,500	Hyundai Mobis Co. Ltd. #	1,333,178
23,100	Kia Motors Corp. #	1,522,514
3,110	Lotte Shopping Co. * #	850,284
4,770	Samsung Electronics Co. Ltd. #	5,051,366

		9,810,915

Switzerland: 1.8%
14,300	Dufry A.G. * #	1,733,283

Taiwan: 6.3%
1,110,000	Advanced Semiconductor Engineering, Inc. #	911,186
81,000	Catcher Technology Co. Ltd. #	546,715
543,000	Chailease Holding Co. Ltd. #	793,233
325,500	Lumax International Corp. Ltd. #	713,359
450,000	Pegatron Corp. #	593,692

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Taiwan: (continued)
420,752	Taiwan Hon Chuan Enterprise Co. Ltd. #	$947,790
385,000	Taiwan Surface Mounting Technology Co. Ltd. #	784,430
408,000	Uni-President Enterprises Corp. #	657,742

		5,948,147

Thailand: 3.5%
60,000	Kasikornbank PCL #	309,382
225,000	Kasikornbank PCL (NVDR) #	1,160,181
2,894,260	Minor International PCL (NVDR) #	1,288,252
425,000	Tisco Financial Group PCL (NVDR) #	520,716

		3,278,531

Turkey: 3.5%
55,000	Bizim Toptan Satis Magazalari A.S. #	768,868
260,000	Dogus Otomotiv Servis ve Ticaret A.S. #	804,376
40,000	Koza Altin Isletmeleri A.S. #	773,307
120,000	Turkiye Halk Bankasi A.S. #	941,460

		3,288,011

United Kingdom: 6.1%
732,000	Afren Plc * #	1,189,901
67,000	African Minerals Ltd. * #	332,765
79,483	Bank of Georgia Holdings Plc	1,333,206
1,075,000	Bellzone Mining Plc * #	294,624
76,000	Ophir Energy Plc * #	689,890
1,086,068	Raven Russia Ltd. #	980,631
365,000	Volga Gas Plc * #	438,970
61,000	Zhaikmunai LP (GDR) * Reg S	518,500

		5,778,487

United States: 3.0%
13,000	Coach, Inc.	760,240
10,600	Cummins, Inc.	1,027,246
26,200	First Cash Financial Services, Inc. *	1,052,454

		2,839,940

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD)	68,250

Total Common Stocks (Cost: $83,582,852)		84,008,194

PREFERRED STOCKS: 2.5%
Brazil: 1.3%
135,000	Banco ABC Brasil S.A. *	641,897
30,988	Vale S.A.	604,177

		1,246,074

Russia: 1.2%
730	AK Transneft OAO #	1,064,885

Total Preferred Stocks (Cost: $2,429,924)		2,310,959

MONEY MARKET FUND: 6.6% (Cost: $6,264,594)
6,264,594	AIM Treasury Portfolio - Institutional Class	6,264,594

Total Investments: 98.0% (Cost: $92,277,370)		92,583,747
Other assets less liabilities: 2.0%		1,911,260

NET ASSETS: 100.0%		$94,495,007

ADR	— American Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
NVDR	— Non-Voting Depositary Receipt
PHP	— Philippine Peso
SGD	— Singapore Dollar
USD	— United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $66,067,306 which represents 69.9% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $228,015 which represents 0.2% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $34,694, or 0.0% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Queenco Leisure International Ltd. (GDR) Reg S § 144A	07/03/2007	68,000	$1,301,023	$34,694	0.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	7.2%	$6,680,956
Communications	5.1	4,712,335
Consumer, Cyclical	22.2	20,591,577
Consumer, Non-cyclical	6.8	6,295,973
Diversified	1.3	1,181,288
Energy	9.1	8,383,401
Financial	22.6	20,969,140
Industrial	11.9	11,007,982
Technology	7.0	6,496,501
Money Market Fund	6.8	6,264,594

	100.0%	$92,583,747

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$5,905,240	$—	$—	$5,905,240
Canada	727,909	—	—	727,909
China / Hong Kong	1,734,980	22,111,676	—	23,846,656
India	—	2,433,909	—	2,433,909
Indonesia	—	2,307,897	—	2,307,897
Israel	—	34,694	—	34,694
Kazakhstan	—	193,321	—	193,321
Mexico	1,528,492	—	—	1,528,492
Mongolia	—	733,697	—	733,697
Nigeria	469,247	—	—	469,247
Panama	965,016	—	—	965,016
Philippines	160,190	900,389	—	1,060,579
Russia	2,754,803	3,177,999	—	5,932,802
Singapore	—	1,662,012	—	1,662,012
South Africa	—	3,461,159	—	3,461,159
South Korea	—	9,810,915	—	9,810,915
Switzerland	—	1,733,283	—	1,733,283
Taiwan	—	5,948,147	—	5,948,147
Thailand	—	3,278,531	—	3,278,531
Turkey	—	3,288,011	—	3,288,011
United Kingdom	1,851,706	3,926,781	—	5,778,487
United States	2,839,940	—	—	2,839,940
Zimbabwe	68,250	—	—	68,250
Preferred Stocks
Brazil	1,246,074	—	—	1,246,074
Russia	—	1,064,885	—	1,064,885
Money Market Fund	6,264,594	—	—	6,264,594

Total	$26,516,441	$66,067,306	$—	$92,583,747

During the period, transfers of securities from Level 1 to Level 2 were $773,307. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 89.8%

Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	$242,774

Canada: 11.7%
3,192,900	Eldorado Gold Corp. (USD)	39,336,528
4,430,900	First Quantum Minerals Ltd.	78,338,277
1,720,200	Goldcorp, Inc. (USD)	64,645,116
5,186,800	IAMGOLD Corp. (USD)	61,204,240
4,259,024	Kinross Gold Corp. (USD)	34,711,046
182,677	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	71,772
4,548,200	New Gold, Inc. (USD) *	43,207,900
5,655,900	Osisko Mining Corp. *	38,887,437
308,400	Pacific Rubiales Energy Corp.	6,530,895
1,642,000	Potash Corp of Saskatchewan, Inc. (USD)	71,738,980

		438,672,191

China / Hong Kong: 0.4%
9,905,400	Yanzhou Coal Mining Co. Ltd. * #	15,609,650

Kuwait: 0.2%
359,224	Kuwait Energy Co. K.S.C.C. * # § ø	700,312
3,233,023	Kuwait Energy Plc (GBP) * # § ø	6,130,378

		6,830,690

Norway: 2.2%
2,319,700	SeaDrill Ltd. #	82,733,195

Switzerland: 2.2%
1,407,500	Noble Corp. (USD) *	45,785,975
2,880,100	Weatherford International Ltd. (USD) *	36,375,663

		82,161,638

United Kingdom: 12.6%
32,293,514	Afren Plc * #	52,494,637
435,000	African Minerals Ltd. * # ø	2,160,490
2,379,900	African Minerals Ltd. * #	11,820,116
2,397,900	BHP Billiton Plc #	68,154,157
1,355,300	Ensco Plc (USD)	63,658,441
2,645,500	Ophir Energy Plc * #	24,014,525
690,726	Randgold Resources Ltd. (ADR)	62,172,247
1,863,600	Rio Tinto Plc (ADR)	89,098,716
7,871,400	Xstrata Plc #	98,970,316

		472,543,645

United States: 60.5%
945,517	Alpha Natural Resources, Inc. *	8,235,453
2,358,800	Anadarko Petroleum Corp.	156,152,560
560,400	Apache Corp.	49,253,556
521,300	Berry Petroleum Co.	20,674,758
2,150,300	Cameron International Corp. *	91,839,313
2,079,700	Cimarex Energy Co.	114,633,064
1,537,800	Cliffs Natural Resources, Inc.	75,798,162
1,068,600	Cloud Peak Energy, Inc. *	18,070,026
974,550	Concho Resources, Inc. *	82,953,696
2,293,600	Consol Energy, Inc.	69,358,464
469,200	Cummins, Inc.	45,470,172
1,342,300	Diamond Offshore Drilling, Inc.	79,370,199
1,055,600	Dril-Quip, Inc. *	69,236,804
4,628,100	Far East Energy Corp. *	805,290
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	14,940
1,353,400	Freeport-McMoRan Copper & Gold, Inc.	46,110,338
521,300	Green Plains Renewable Energy, Inc. *	3,252,912
742,800	Gulfport Energy Corp. *	15,323,964
4,665,500	Halliburton Co.	132,453,545
3,310,100	HollyFrontier Corp.	117,276,843
508,300	Jacobs Engineering Group, Inc. *	19,244,238
1,550,800	Key Energy Services, Inc. *	11,786,080
4,535,200	Louisiana-Pacific Corp. *	49,342,976
1,259,800	National Oilwell Varco, Inc.	81,181,512
1,133,775	Newfield Exploration Co. *	33,230,945
2,033,000	Newmont Mining Corp.	98,620,830
1,407,500	Occidental Petroleum Corp.	120,721,275
2,621,300	Patterson-UTI Energy, Inc.	38,166,128
873,100	Peabody Energy Corp.	21,408,412
1,212,000	Pioneer Natural Resources Co.	106,910,520
2,280,600	Schlumberger Ltd.	148,033,746
1,687,100	SM Energy Co.	82,853,481
1,824,500	Steel Dynamics, Inc.	21,437,875
742,800	The Mosaic Co.	40,675,728
1,472,600	United States Steel Corp.	30,335,560
3,166,800	Western Refining, Inc.	70,524,636
2,267,600	Whiting Petroleum Corp. *	93,243,712

		2,264,001,713

Total Common Stocks (Cost: $3,449,703,116)		3,362,795,496

EXCHANGE TRADED FUND: 1.2% (Cost: $36,031,773)
299,700	SPDR Gold Trust *	46,510,443

MONEY MARKET FUND: 7.7% (Cost: $288,415,717)
288,415,717	AIM Treasury Portfolio - Institutional Class	288,415,717

Total Investments: 98.7% (Cost: $3,774,150,606)		3,697,721,656
Other assets less liabilities: 1.3%		47,244,695

NET ASSETS: 100.0%		$3,744,966,351

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $363,045,490 which represents 9.7% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $7,088,404 which represents 0.2% of net assets.

ø	Restricted security - the aggregate value of restricted securities is $8,991,180, or 0.2% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$2,160,490	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	359,224	1,086,265	700,312	0.0
Kuwait Energy Plc	12/19/2011	3,233,023	9,776,405	6,130,378	0.2

			$13,696,348	$8,991,180	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	23.2%	$857,431,543
Energy	58.7	2,171,242,279
Industrial	3.1	114,057,386
Industrial Metals	4.9	181,105,079
Precious Metals	1.0	38,959,209
Exchange Traded Fund	1.3	46,510,443
Money Market Fund	7.8	288,415,717

	100.0%	$3,697,721,656

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$—	$—	$242,774	$242,774
Canada	438,672,191	—	—	438,672,191
China / Hong Kong	—	15,609,650	—	15,609,650
Kuwait	—	—	6,830,690	6,830,690
Norway	—	82,733,195	—	82,733,195
Switzerland	82,161,638	—	—	82,161,638
United Kingdom	214,929,404	257,614,241	—	472,543,645
United States	2,263,986,773	14,940	—	2,264,001,713
Exchange Traded Fund	46,510,443	—	—	46,510,443
Money Market Fund	288,415,717	—	—	288,415,717

Total	$3,334,676,166	$355,972,026	$7,073,464	$3,697,721,656

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2012:

	Common Stocks

	Brazil	Kuwait

Balance as of 12/31/11	$386,235	$6,143,162
Realized gain (loss)	—	—
Change in unrealized appreciation	(143,461)	687,528
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—

Balance as of 6/30/12	$242,774	$6,830,690

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012:

	Fair Value 6/30/12	Valuation Technique	Unobservable input (1)	% / Range	Impact to Valuation from an Increase in Input (2)

Common Stocks	$7,073,464	Discounted cash flow	Weighted average cost of capital	15.40%	Decrease
		Market comparable companies	Control discount EBITDA multiple Long term revenue growth rate Discount for lack of marketability	19.60%	Decrease
				5.50%	Increase
				5.00%	Increase
				0-25%	Decrease

(1)

In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes, Depreciation and Amortization.

(2)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS (a)
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.9%

Australia: 6.6%
5,981,424	Evolution Mining Ltd. * #	$9,081,922
6,361,118	Gryphon Minerals Ltd. * #	4,475,778
1,170,000	Medusa Mining Ltd. #	5,836,444
1,560,725	Newcrest Mining Ltd. #	36,319,753
3,700,000	Papillon Resources Ltd. * #	3,723,479
7,221,260	Perseus Mining Ltd. * #	18,528,152

		77,965,528

Canada: 65.9%
800,000	Alamos Gold, Inc.	12,493,861
1,510,000	Amarillo Gold Corp. *	1,186,524
3,000,000	Andina Minerals, Inc. *	1,149,199
1,440,000	Argonaut Gold, Inc. * # ø	10,862,587
2,063,875	Argonaut Gold, Inc. *	15,568,765
720,000	Argonaut Gold, Inc. Warrants (CAD 4.50, expiring 12/29/12) * § ø	2,468,127
1,286,753	AuRico Gold, Inc. (USD) *	10,306,892
3,440,000	Aurizon Mines Ltd. (USD) *	15,514,400
790,000	Barrick Gold Corp. (USD)	29,680,300
948,000	Bear Creek Mining Corp. (USD) * ø	2,607,948
1,999,000	Bear Creek Mining Corp. (USD) *	5,499,249
2,297,000	Continental Gold Ltd. *	14,868,117
1,191,000	Eastmain Resources, Inc. *	1,017,749
1,839,000	Eastmain Resources, Inc. * ø	1,571,486
3,509,461	Eldorado Gold Corp.	43,226,246
4,082,000	Eldorado Gold Corp. (USD)	50,290,240
1,625,000	Fortuna Silver Mines, Inc. *	5,554,464
357,000	Franco-Nevada Corp. (USD)	16,136,400
159,030	Franco-Nevada Corp. Warrants (CAD 64.27, expiring 07/08/13) * # § ø	30,460
3,000,000	Gold Canyon Resources, Inc. *	3,919,065
412,694	Goldcorp, Inc.	15,537,335
1,953,897	Goldcorp, Inc. (USD)	73,427,449
1,366,000	Guyana Goldfields, Inc. *	3,126,196
1,055,000	Guyana Goldfields, Inc. (USD) *	2,383,245
4,612,000	IAMGOLD Corp. (USD)	54,421,600
1,650,000	International Tower Hill Mines Ltd. *	4,651,311
2,131,000	Keegan Resources, Inc. *	6,384,000
2,588,727	Kinross Gold Corp.	21,129,871
222,350	Kinross Gold Corp. ø	1,814,879
149,638	Kinross Gold Corp. (USD)	1,219,550
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 09/03/13) *	59,226
354,041	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	139,099
2,040,000	Mansfield Minerals, Inc. * ø	901,680
1,031,500	Minco Silver Corp. *	1,479,216
992,503	New Gold, Inc. *	9,465,875
6,858,630	New Gold, Inc. (USD) *	65,156,985
1,026,170	New Gold, Inc. (USD) * ø	9,748,615
138,666	NovaCopper, Inc. (USD) *	278,719
832,000	NovaGold Resources, Inc. (USD) *	4,392,960
3,356,875	Orezone Gold Corp. *	4,385,270
1,093,333	Osisko Mining Corp. * ø	7,517,268
7,763,833	Osisko Mining Corp. *	53,380,644
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * #	125,955
764,500	Premier Gold Mines Ltd. *	3,303,998
668,000	Pretium Resources, Inc. *	9,264,473
725,000	Pretium Resources, Inc. (USD) *	10,005,000
730,000	Queenston Mining, Inc. *	2,452,215
1,470,000	Rainy River Resources Ltd. *	5,833,219
5,600,000	Romarco Minerals, Inc. *	2,915,234
2,500,000	Roxgold, Inc. *	1,301,444
3,600,000	Rubicon Minerals Corp. *	10,996,955
4,250,000	Sabina Gold & Silver Corp. *	8,307,141
5,684,000	San Gold Corp. *	5,192,142
1,798,375	Silver Wheaton Corp. (USD)	48,268,385
18,611	Silver Wheaton Corp. Warrants (CAD 20.00, expiring 09/05/13) *	167,499
365,000	Silvercorp Metals, Inc.	2,022,002
3,590,000	Silvercorp Metals, Inc. (USD)	19,852,700
1,519,000	Timmins Gold Corp. *	2,790,030
7,231,000	Torex Gold Resources, Inc. *	11,719,035
6,635,000	Volta Resources, Inc. *	4,105,736
2,622,578	Yamana Gold, Inc. (USD)	40,387,701

		773,963,936

Mexico: 1.9%
955,000	Fresnillo Plc (GBP) #	21,875,176

South Africa: 4.5%
1,122,000	AngloGold Ashanti Ltd. (ADR)	38,529,480
1,500,000	Harmony Gold Mining Co. Ltd. (ADR)	14,100,000

		52,629,480

United Kingdom: 7.9%
4,809,500	Lydian International Ltd. (CAD) *	9,873,151
923,000	Randgold Resources Ltd. (ADR)	83,079,230

		92,952,381

United States: 11.1%
651,000	Allied Nevada Gold Corp. *	18,475,380
670,000	Newmont Mining Corp.	32,501,700
686,100	Royal Gold, Inc.	53,790,240
1,500,000	Tahoe Resources, Inc. (CAD) * ø	20,729,791
380,000	Tahoe Resources, Inc. (CAD) *	5,251,547

		130,748,658

Total Common Stocks (Cost: $891,706,979)		1,150,135,159

MONEY MARKET FUND: 1.9% (Cost: $22,195,626)
22,195,626	AIM Treasury Portfolio - Institutional Class	22,195,626

Total Investments: 99.8% (Cost: $913,902,605)		1,172,330,785
Other assets less liabilities: 0.2%		2,090,181

NET ASSETS: 100.0%		$1,174,420,966

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

See Notes to Financial Statements

(a)	Represents consolidated Schedule of Investments.

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $110,859,706 which represents 9.4% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $2,498,587 which represents 0.2% of net assets.

ø	Restricted security - the aggregate value of restricted securities is $58,252,841, or 5.0% of net assets.

Restricted securities held by the Fund as of June 30, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Inc.	11/13/2009	1,440,000	$4,090,715	$10,862,587	0.9%
Argonaut Gold, Inc. Warrants	11/13/2009	720,000	—	2,468,127	0.2
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	2,607,948	0.2
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	1,571,486	0.1
Franco-Nevada Corp. Warrants	06/19/2008	159,030	—	30,460	0.0
Kinross Gold Corp.	10/22/2007	222,350	983,691	1,814,879	0.2
Mansfield Minerals, Inc.	05/04/2010	2,040,000	2,422,563	901,680	0.1
New Gold, Inc.	06/28/2007	1,026,170	2,350,456	9,748,615	0.8
Osisko Mining Corp.	09/14/2009	1,093,333	2,959,754	7,517,268	0.7
	05/28/2010	1,500,000	8,570,612	20,729,791	1.8

Tahoe Resources, Inc.			$26,746,579	$58,252,841	5.0%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Diversified Minerals	1.4%	$16,374,413
Gold Mining	83.5	978,800,575
Metal - Copper	0.0	278,719
Metal - Diversified	0.3	4,105,736
Precious Metals	3.7	43,123,122
Silver Mining	9.2	107,452,594
Money Market Fund	1.9	22,195,626

	100.0%	$1,172,330,785

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Australia	$—	$77,965,528	$—	$77,965,528
Canada	762,944,934	11,019,002	—	773,963,936
Mexico	—	21,875,176	—	21,875,176
South Africa	52,629,480	—	—	52,629,480
United Kingdom	92,952,381	—	—	92,952,381
United States	130,748,658	—	—	130,748,658
Money Market Fund	22,195,626	—	—	22,195,626

Total	$1,061,471,079	$110,859,706	$—	$1,172,330,785

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 17.2%
Basic Materials: 1.7%
17,650	Argonaut Gold, Inc. (CAD) *	$133,142
16,780	Continental Gold Ltd. (CAD) *	108,614
2,610	Eldorado Gold Corp.	32,155
5,865	Eldorado Gold Corp. (CAD)	72,240
20,500	Fortuna Silver Mines, Inc. (CAD) *	70,072
2,415	Goldcorp, Inc.	90,756
8,735	MAG Silver Corp. *	75,994
8,045	New Gold, Inc. *	76,427
10,285	Osisko Mining Corp. (CAD) *	70,715
443	PPG Industries, Inc.	47,011
4,375	Tahoe Resources, Inc. *	60,769
645,001	Tiangong International Co. Ltd. (HKD) #	128,752
49,200	Volta Resources, Inc. (CAD) *	30,445
3,864	Wausau Paper Corp.	37,597

		1,034,689

Communications: 1.8%
17,700	Alcatel-Lucent (ADR) *	28,851
3,379	Bankrate, Inc. *	62,140
6,264	CalAmp Corp. *	45,915
10,679	Cbeyond, Inc. *	72,297
5,906	Ceragon Networks Ltd. *	50,614
9,339	Cincinnati Bell, Inc. *	34,741
197	Google, Inc. *	114,274
7,458	ICG Group, Inc. *	68,986
1,698	InterDigital, Inc.	50,108
11,469	Internap Network Services Corp. *	74,663
25,933	Lionbridge Technologies, Inc. *	81,689
857	News Corp.	19,103
2,553	Pandora Media, Inc. *	27,751
8,795	Perficient, Inc. *	98,768
18,671	RF Micro Devices, Inc. *	79,352
2,036	SPS Commerce, Inc. *	61,854
13,846	Support.com, Inc. *	44,169
8,020	Valuevision Media, Inc. *	16,682
2,575	Yahoo!, Inc. *	40,762

		1,072,719

Consumer, Cyclical: 2.4%
375	AFC Enterprises, Inc. *	8,677
2,421	Asbury Automotive Group, Inc. *	57,353
551	Barnes & Noble, Inc. *	9,069
1,072	Bob Evans Farms, Inc.	43,094
496	Cooper-Standard Holding, Inc. *	18,352
3,827	Crocs, Inc. *	61,806
2,600	CVS Caremark Corp.	121,498
1,200	Dufry A.G. * #	145,450
6,310	Kia Motors Corp. (KRW) #	415,890
807	Life Time Fitness, Inc. *	37,534
1,773	Marriott International, Inc.	69,502
858	MSC Industrial Direct Co.	56,242
568	Polaris Industries, Inc.	40,601
3,240	Select Comfort Corp. *	67,781
7,770	Sonic Corp. *	77,855
614	Starbucks Corp.	32,738
2,158	Titan Machinery, Inc. *	65,538
3,028	Universal Entertainment Corp.	63,193
11,718	Wabash National Corp. *	77,573

		1,469,746

Consumer, Non-cyclical: 3.2%
557	Abbott Laboratories	35,910
8,507	Amarin Corp Plc (ADR) *	123,011
907	Beam, Inc.	56,678
13,079	BioScrip, Inc. *	97,177
3,735	Cardiovascular Systems, Inc. *	36,566
554	Community Health Systems, Inc. *	15,529
837	Dean Foods Co. *	14,254
24,857	EnteroMedics, Inc. *	85,757
710	Gen-Probe, Inc. *	58,362
30,350	Guided Therapeutics, Inc. *	23,946
12,149	Healthways, Inc. *	96,949
1,586	Heartland Payment Systems, Inc.	47,707
7,994	IRIS International, Inc. *	90,332
1,308	Iron Mountain, Inc.	43,112
4,376	K12, Inc. *	101,961
336	Laboratory Corp. of America Holdings *	31,117
2,163	Lender Processing Services, Inc.	54,681
1,886	Medtox Scientific, Inc. *	50,847
1,007	Neogen Corp. *	46,523
4,186	On Assignment, Inc. *	66,809
553	PepsiCo, Inc.	39,075
2,338	Pfizer, Inc.	53,774
1,047	Philip Morris International, Inc.	91,361
8,587	Quanta Services, Inc. *	206,689
5,160	Solta Medical, Inc. *	15,119
8,829	Spectranetics Corp. *	100,827
513	The Andersons, Inc.	21,885
5,534	TMS International Corp. *	55,174
2,243	United Rentals, Inc. *	76,352
369	Universal Health Services, Inc.	15,926
952	Valeant Pharmaceuticals International, Inc. *	42,640
2,532	Volcano Corp. *	72,542

		1,968,592

Diversified: 0.3%
189,420	Noble Group Ltd. (SGD) #	169,252

Energy: 0.8%
11,332	Abraxas Petroleum Corp. *	36,149
146,100	Afren Plc (GBP) * #	237,492
1,387	BP Plc (ADR)	56,229
3,933	Energy Partners Ltd. *	66,468
777	Energy XXI Bermuda Ltd.	24,312
1,001	National Oilwell Varco, Inc.	64,504

		485,154

Financial: 1.2%
3,156	American International Group, Inc. *	101,276
5,481	Assured Guaranty Ltd.	77,282
22,740	BR Properties S.A.	268,329
2,659	Evoq Properties, Inc. *	7,911
2,731	JPMorgan Chase & Co.	97,579
31,087	Kasikornbank PCL (THB) (NVDR) #	160,296
6,522	KeyCorp	50,480

		763,153

Industrial: 2.6%
1,184	Analogic Corp.	73,407
92,673	Arctic Glacier Income Fund *	19,183
4,746	Benchmark Electronics, Inc. *	66,207
1,639	Carlisle Cos, Inc.	86,900
1,527	Danaher Corp.	79,526

See Notes to Financial Statements

Number of Shares		Value

Industrial: (continued)
3,153	Dycom Industries, Inc. *	$58,677
2,326	EMCOR Group, Inc.	64,709
191	FedEx Corp.	17,497
1,076	FEI Co. *	51,476
16,704	Flow International Corp. *	52,618
9,939	Heckmann Corp. *	33,594
834	Ingersoll-Rand Plc	35,178
3,423	Jabil Circuit, Inc.	69,590
1,832	Jacobs Engineering Group, Inc. *	69,359
1,719	Lennox International, Inc.	80,157
2,514	MasTec, Inc. *	37,811
2,036	Newport Corp. *	24,473
1,179	OSI Systems, Inc. *	74,678
1,012	Regal-Beloit Corp.	63,007
921	Roadrunner Transportation Systems, Inc. *	15,556
1,247	Robbins & Myers, Inc.	52,150
3,849	Spirit Aerosystems Holdings, Inc. *	91,722
135,007	Techtronic Industries Co. (HKD) #	171,417
2,560	Tetra Tech, Inc. *	66,765
2,064	Trex Co, Inc. *	62,106
1,180	Waste Connections, Inc.	35,306

		1,553,069

Technology: 3.2%
1,804	ACI Worldwide, Inc. *	79,755
3,780	Atmel Corp. *	25,326
10,523	AuthenTec, Inc. *	45,565
2,390	Cadence Design Systems, Inc. *	26,266
10,968	Callidus Software, Inc. *	54,621
1,999	Cavium, Inc. *	55,972
8,082	CDC Corp. *	37,420
402	Computer Programs & Systems, Inc.	23,002
8,795	Datalink Corp. *	83,992
11,383	FSI International, Inc. *	40,865
9,529	Glu Mobile, Inc. *	52,886
18,844	inContact, Inc. *	94,408
1,893	Mentor Graphics Corp. *	28,395
3,095	Monolithic Power Systems, Inc. *	61,498
2,741	Netscout Systems, Inc. *	59,178
12,924	O2Micro International Ltd. (ADR) *	56,995
3,768	Omnicell, Inc. *	55,163
5,382	Pericom Semiconductor Corp. *	48,438
6,372	PLX Technology, Inc. *	40,462
6,261	RealD, Inc. *	93,665
5,665	Rudolph Technologies, Inc. *	49,399
270	Samsung Electronics Co. Ltd. (KRW) #	285,926
5,491	SciQuest, Inc. *	98,618
1,562	Semtech Corp. *	37,988
5,191	Silicon Motion Technology Corp. (ADR) *	73,244
2,471	Skyworks Solutions, Inc. *	67,632
5,895	Super Micro Computer, Inc. *	93,495
70,330	Trident Microsystems, Inc. *	26,936
2,466	Ultratech, Inc. *	77,679
1,309	Veeco Instruments, Inc. *	44,977

		1,919,766

Total Common Stocks (Cost: $9,852,402) (a)		10,436,140

PREFERRED STOCK: 0.0% (Cost: $27,823)
Financial: 0.0%
338	Citigroup, Inc.	28,919

Principal Amount

CONVERTIBLE BOND: 0.1% (Cost: $96,839) (a)
Industrial: 0.1%
$84,000	DryShips, Inc. 5.00%, 12/01/14	61,530

CORPORATE BONDS: 5.3%
Basic Materials: 0.2%
250,000	Catalyst Paper Corp. 11.00%, 12/15/12 (c) 144A w	123,750

Communications: 2.0%
	Clear Channel Communications, Inc.
79,000	5.75%, 01/15/13 (c)	78,704
79,000	11.00%, 08/06/12 (c)	49,375
310,000	Earthlink, Inc. 8.88%, 05/15/15 (c)	303,412
495,999	FiberTower Corp. 9.00%, 01/01/16 (c)	303,799
270,000	Integra Telecom Holdings, Inc. 10.75%, 04/15/13 (c) 144A	264,600
31,000	Nextel Communications, Inc. 6.88%, 07/16/12 (c)	31,271
200,000	Satmex Escrow S.A. de C.V. 9.50%, 05/15/14 (c)	211,000

		1,242,161

Consumer, Cyclical: 1.8%
85,000	Lions Gate Entertainment, Inc. 10.25%, 11/01/13 (c) 144A	93,500
400,000	Liz Claiborne, Inc. 10.50%, 04/15/14 (c) 144A	447,000
56,000	Mohegan Tribal Gaming Authority 11.00%, 08/06/12 (c) Reg S	37,660
215,000	Production Resource Group, Inc. 8.88%, 05/01/14 (c)	163,400
87,500	RadioShack Corp. 6.75%, 05/15/19 (c)	65,406
58,000	Shingle Springs Tribal Gaming Authority 9.38%, 08/16/12 (c) Reg S	44,660
69,000	The Bon-Ton Department Stores, Inc. 10.25%, 08/06/12 (c)	58,650
	The River Rock Entertainment Authority
67,000	9.00%, 11/01/15 (c)	44,555
830	9.75%, 11/01/11 (c) w	552
110,000	Tower Automotive Holdings USA LLC 10.63%, 09/01/14 (c) 144A	117,150

		1,072,533

Energy: 0.5%
87,500	Calumet Specialty Products Partners LP 9.38%, 05/01/15 (c)	88,156
74,000	Chesapeake Energy Corp. 6.78%, 11/15/12 (c)	72,242
112,000	Endeavour International Corp. 12.00%, 03/01/15 (c) Reg S	117,040

		277,438

Financial: 0.3%
124,771	CIT Group, Inc. 7.00%, 08/06/12 (c) 144A	125,161
128,000	MBIA Insurance Corp. 14.00%, 01/15/13 (c) 144A	70,400

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Financial: (continued)
	MBIA Insurance Corp.
$ 15,000	14.00%, 01/15/13 (c) Reg S	$8,100

		203,661

Industrial: 0.2%
	Heckmann Corp.
100,000	9.88%, 04/15/15 (c) 144A	95,250

Technology: 0.1%
	SRA International, Inc.
86,000	11.00%, 10/01/15 (c)	86,860

Utilities: 0.2%
	Energy Future Intermediate Holding Co. LLC
90,000	11.75%, 03/01/17 (c) 144A	92,475

Total Corporate Bonds (Cost: $3,295,492) (a)		3,194,128

FOREIGN DEBT OBLIGATION: 0.1% (Cost: $50,966)
	Ineos Group Holdings Ltd.
EUR 59,000	7.88%, 02/15/13 (c) Reg S	65,145

GOVERNMENT OBLIGATIONS: 2.1%
	U.S. Treasury Notes
$400,000	2.00%, 02/15/22	413,531
810,000	2.13%, 08/15/21	851,512
2,000	3.63%, 02/15/21	2,272

Total Government Obligations (Cost: $1,213,363) (a)		1,267,315

STRUCTURED NOTES: 4.9%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
2,138,000	09/24/12 § (b)	2,121,110
500,000	02/08/13 § (b)	477,750
400,000	07/03/13 § (b)	386,080

Total Structured Notes (Cost: $3,038,323)		2,984,940

Number of Shares

CLOSED-END FUND: 0.5% (Cost: $286,680)
31,800	Eaton Vance Tax-Managed Diversified Equity Income Fund	288,426

EXCHANGE TRADED FUNDS: 2.0%
495	iShares Silver Trust *	13,192
24,500	Market Vectors Emerging Markets Local Currency Bond ETF ‡	626,220
10,000	Market Vectors Mortgage REIT Income ETF ‡	262,900
2,000	SPDR Gold Trust *	310,380

Total Exchange Traded Funds (Cost: $1,174,676) (a)		1,212,692

OPEN-END FUNDS: 32.9%
24,177	AC Risk Parity 12 Vol Fund * #	3,631,094
6,753	American Independence Funds Trust - Fusion Fund *	134,795
321,955	AQR Diversified Arbitrage Fund	3,525,411
223,449	Loomis Sayles Bond Fund	3,237,772
749	Luxcellence - Virtuoso Fund * # §	86,828
281,820	Marketfield Fund *	4,297,754
334,366	TFS Market Neutral Fund *	5,025,521

Total Open-End Funds (Cost: $18,920,054)		19,939,175

OPTIONS PURCHASED: 0.2%
6,500	S&P 500 Index Call ($1360, expiring 07/21/12)	123,500
2,000	SPDR S&P 500 ETF Trust Put ($131, expiring 06/22/13)	20

Total Options Purchased (Cost: $101,685)		123,520

MONEY MARKET FUND: 36.3% (Cost: $22,037,915)
22,037,915	AIM Treasury Portfolio - Institutional Class	22,037,915

Total Investments: 101.6% (Cost: $60,068,395)		61,639,845
Liabilities in excess of other assets: (1.6)%		(964,520)

NET ASSETS: 100.0%		$60,675,325

SECURITIES SOLD SHORT: (15.1)%
COMMON STOCKS: (4.4)%
Basic Materials: (0.2)%
(1,261)	A. Schulman, Inc.	(25,031)
(380)	Huntsman Corp.	(4,917)
(2,116)	Noranda Aluminum Holding Corp.	(16,843)
(3,189)	RPM International, Inc.	(86,741)

		(133,532)

Communications: (0.2)%
(4,089)	Dice Holdings, Inc. *	(38,396)
(560)	EZchip Semiconductor Ltd. *	(22,422)
(1,629)	LogMeIn, Inc. *	(49,717)
(1,610)	ValueClick, Inc. *	(26,388)

		(136,923)

Consumer, Cyclical: (1.2)%
(818)	BJ’s Restaurants, Inc. *	(31,084)
(229)	BorgWarner, Inc. *	(15,020)
(255)	Cinemark Holdings, Inc.	(5,827)
(1,003)	Copart, Inc. *	(23,761)
(248)	Darden Restaurants, Inc.	(12,556)
(1,108)	DTS, Inc. *	(28,897)
(2,078)	Herman Miller, Inc.	(38,485)
(3,023)	LKQ Corp. *	(100,968)
(1,909)	Maidenform Brands, Inc. *	(38,027)
(729)	McDonald’s Corp.	(64,538)
(2,818)	Mobile Mini, Inc. *	(40,579)
(373)	O’Reilly Automotive, Inc. *	(31,246)
(1,645)	PACCAR, Inc.	(64,468)
(840)	Red Robin Gourmet Burgers, Inc. *	(25,628)
(5,212)	Regal Entertainment Group	(71,717)
(728)	WESCO International, Inc. *	(41,896)
(462)	WW Grainger, Inc.	(88,353)

		(723,050)

See Notes to Financial Statements

Number of Shares		Value

Consumer, Non-cyclical: (0.5)%
(1,071)	Bio-Reference Labs, Inc. *	$(28,146)
(1,559)	Bruker Corp. *	(20,750)
(1,202)	DENTSPLY International, Inc.	(45,448)
(571)	Peet’s Coffee & Tea, Inc. *	(34,283)
(310)	Quest Diagnostics, Inc.	(18,569)
(2,083)	The Procter & Gamble Co.	(127,584)
(129)	WD-40 Co.	(6,426)

		(281,206)

Energy: (0.0)%
(1,890)	Hercules Offshore, Inc. *	(6,691)

Financial: (0.1)%
(1,557)	The Progressive Corp.	(32,432)
(694)	Tower Group, Inc.	(14,484)

		(46,916)

Industrial: (1.2)%
(2,953)	Advanced Energy Industries, Inc. *	(39,629)
(1,536)	Arkansas Best Corp.	(19,353)
(933)	Boeing Co.	(69,322)
(1,266)	Brady Corp.	(34,828)
(189)	CH Robinson Worldwide, Inc.	(11,062)
(1,034)	Clean Harbors, Inc. *	(58,338)
(1,737)	Emerson Electric Co.	(80,909)
(3,133)	Fabrinet *	(39,319)
(2,207)	FARO Technologies, Inc. *	(92,871)
(1,432)	Graco, Inc.	(65,987)
(483)	HEICO Corp.	(19,088)
(977)	Middleby Corp. *	(97,319)
(1,597)	Molex, Inc.	(38,232)
(442)	Trimble Navigation Ltd. *	(20,336)
(699)	Zebra Technologies Corp. *	(24,018)

		(710,611)

Technology: (1.0)%
(1,218)	ARM Holdings Plc (ADR)	(28,976)
(1,576)	ASML Holding N.V.	(81,038)
(4,235)	Cypress Semiconductor Corp. *	(55,987)
(1,830)	Informatica Corp. *	(77,519)
(3,025)	Intel Corp.	(80,616)
(1,044)	Interactive Intelligence Group, Inc. *	(29,451)
(1,653)	JDA Software Group, Inc. *	(49,078)
(250)	MicroStrategy, Inc. *	(32,465)
(1,121)	Netscout Systems, Inc. *	(24,202)
(700)	Open Text Corp. *	(34,930)
(1,263)	Pegasystems, Inc.	(41,654)
(581)	SAP A.G. (ADR)	(34,488)
(1,064)	Silicon Laboratories, Inc. *	(40,326)

		(610,730)

Total Common Stocks (Proceeds: $(2,681,440))		(2,649,659)

REAL ESTATE INVESTMENT TRUST: (0.0)% (Proceeds: $(18,538))

Financial: (0.0)%
(748)	DuPont Fabros Technology, Inc.	(21,363)

Principal Amount

CORPORATE BONDS: (4.7)%

Basic Materials: (1.4)%
	Eastman Chemical Co.
$ (180,000)	3.60%, 08/15/22	(183,967)
	EI du Pont de Nemours & Co.
(328,000)	4.25%, 04/01/21	(375,152)
	Sappi Papier Holding GmbH
(40,000)	7.75%, 07/15/17 144A	(40,650)
	United States Steel Corp.
(220,000)	7.38%, 04/01/20	(213,400)
(46,000)	7.50%, 03/15/22	(44,390)

		(857,559)

Communications: (0.9)%
	Sprint Capital Corp.
(46,000)	8.75%, 03/15/32	(42,090)
	Sprint Nextel Corp.
(135,000)	8.38%, 08/15/17	(139,050)
	Univision Communications, Inc.
(380,000)	8.50%, 05/15/21 144A	(384,750)

		(565,890)

Consumer, Cyclical: (0.8)%
	Allison Transmission, Inc.
(175,000)	7.13%, 05/15/19 144A	(183,313)
	Cirsa Funding Luxembourg S.A.
(104,000)	8.75%, 05/15/18 Reg S	(107,922)
	Marina District Finance Co., Inc.
(190,400)	9.50%, 10/15/15	(185,640)

		(476,875)

Consumer, Non-cyclical: (0.2)%
	United Rentals North America, Inc.
(110,000)	8.38%, 09/15/20	(116,325)

Financial: (1.1)%
	Realogy Corp.
(415,000)	7.88%, 02/15/19 144A	(407,738)
	The Goldman Sachs Group, Inc.
(222,000)	5.75%, 01/24/22	(234,776)

		(642,514)

Technology: (0.3)%
	Lawson Software, Inc.
(180,000)	9.38%, 04/01/19 144A	(193,050)

Total Corporate Bonds (Proceeds: $(2,758,150))		(2,852,213)

FOREIGN DEBT OBLIGATION: (0.8)% (Proceeds: $(437,008))
	France Telecom S.A.
(440,000)	4.13%, 09/14/21	(461,260)

GOVERNMENT OBLIGATIONS: (0.0)%
	U.S. Treasury Notes
(15,000)	1.75%, 05/15/22	(15,124)
(2,000)	3.63%, 02/15/21	(2,272)

Total Government Obligations (Proceeds: $(17,234))		(17,396)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

EXCHANGE TRADED FUNDS: (5.2)%
(418)	Consumer Discretionary Select Sector SPDR Fund	$(18,300)
(1,247)	Consumer Staples Select Sector SPDR Fund	(43,358)
(927)	CurrencyShares Australian Dollar Trust	(95,064)
(1,455)	CurrencyShares Euro Trust	(183,155)
(5,041)	Direxion Daily Emerging Markets Bull 3X Shares	(394,055)
(4,125)	Direxion Daily Financial Bear 3X Shares *	(93,431)
(1,392)	Direxion Daily Financial Bull 3X Shares *	(124,166)
(4,602)	Direxion Daily Small Cap Bull 3X Shares *	(248,647)
(4,750)	Direxion Daily Technology Bull 3X Shares *	(229,710)
(1,462)	Energy Select Sector SPDR Fund	(97,033)
(383)	Health Care Select Sector SPDR Fund	(14,554)
(155)	Industrial Select Sector SPDR Fund	(5,529)
(13,000)	iPATH S&P 500 VIX Short-Term Futures ETN *	(197,730)
(1,213)	iShares PHLX SOX Semiconductor Sector Index Fund	(63,464)
(1,787)	iShares Russell 2000 Growth Index Fund	(163,457)
(1,500)	iShares Russell 2000 Index Fund	(119,475)
(2,432)	iShares Russell Microcap Index Fund	(121,697)
(1,782)	iShares Silver Trust *	(47,490)
(2,250)	Market Vectors Gold Miners ETF ‡	(100,733)
(927)	Market Vectors Junior Gold Miners ETF ‡	(17,771)
(184)	Market Vectors Retail ETF ‡	(7,776)
(407)	Materials Select Sector SPDR Fund	(14,363)
(3,826)	SPDR S&P 500 ETF Trust	(521,369)
(538)	SPDR S&P MidCap 400 ETF Trust	(92,159)
(129)	SPDR S&P Retail ETF	(7,615)
(4,014)	Technology Select Sector SPDR Fund	(115,403)
(279)	Vanguard Small-Cap Growth ETF	(23,366)

Total Exchange Traded Funds (Proceeds: $(3,852,320))		(3,160,870)

Total Securities Sold Short (Proceeds: $(9,764,690))		$(9,162,761)

COVERED OPTIONS WRITTEN: (0.5)%
(6,500)	S&P 500 Index Call ($1,320, expiring 07/21/12)	$(308,750)
(2,000)	SPDR S&P 500 ETF Trust Put ($127, expiring 06/22/13)	(20)

Total Covered Options Written (Premiums received: $(230,613))		$(308,770)

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
HKD — Hong Kong Dollar
KRW — Korean Won
NVDR — Non-Voting Depositary Receipt
SGD — Singapore Dollar
THB — Thai Baht

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $24,629,104.

(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank Fed Funds Total Return Index and the Deutsche Bank Equity Mean Reversion Alpha Index.

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer.

‡	Affiliated issuer - as defined under the Investment Company Act of 1940.

*	Non-income producing

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,432,397 which represents 9.0% of net assets.

§	Illiquid Security - the aggregate value of illiquid securities is $3,071,768 which represents 5.1% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $219,785, or 0.4% of net assets.

w	Security in default.

See Notes to Financial Statements

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2012 is set forth below:

Affiliates	Value 12/31/11	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/12

Market Vectors Emerging Markets Local Currency Bond ETF	$—	$606,453	$—	$—	$1,041	$626,220
Market Vectors Gold Miners ETF (1)	(231,435)	105,378	—	42,512	—	(100,733)
Market Vectors Junior Gold Miners ETF (1)	—	—	17,738	—	—	(17,771)
Market Vectors Mortgage REIT Income ETF	—	252,268	—	—	6,270	262,900
Market Vectors Retail ETF (1)	—	—	7,546	—	—	(7,776)

	$(231,435)	$964,099	$25,284	$42,512	$7,311	$762,840

(1)	Represents short position at June 30, 2012.

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Long positions
Common Stocks
Basic Materials	$905,937	$128,752	$—	$1,034,689
Communications	1,072,719	—	—	1,072,719
Consumer, Cyclical	908,406	561,340	—	1,469,746
Consumer, Non-cyclical	1,968,592	—	—	1,968,592
Diversified	—	169,252	—	169,252
Energy	247,662	237,492	—	485,154
Financial	602,857	160,296	—	763,153
Industrial	1,381,652	171,417	—	1,553,069
Technology	1,633,840	285,926	—	1,919,766
Preferred Stock*	28,919	—	—	28,919
Convertible Bond*	—	61,530	—	61,530
Corporate Bonds*	—	3,194,128	—	3,194,128
Foreign Debt Obligation	—	65,145	—	65,145
Government Obligations	—	1,267,315	—	1,267,315
Structured Notes	—	2,984,940	—	2,984,940
Closed-End Fund	288,426	—	—	288,426
Exchange Traded Funds	1,212,692	—	—	1,212,692
Open-End Funds	16,221,253	3,717,922	—	19,939,175
Options Purchased	123,520	—	—	123,520
Money Market Fund	22,037,915	—	—	22,037,915

Total	$48,634,390	$13,005,455	$—	$61,639,845

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short positions
Common Stocks*	$(2,649,659)	$—	$—	$(2,649,659)
Real Estate Investment Trust*	(21,363)	—	—	(21,363)
Corporate Bonds*	—	(2,852,213)	—	(2,852,213)
Foreign Debt Obligation	—	(461,260)	—	(461,260)
Government Obligations	—	(17,396)	—	(17,396)
Exchange Traded Funds	(3,160,870)	—	—	(3,160,870)

Total	$(5,831,892)	$(3,330,869)	$—	$(9,162,761)

Other Financial Instruments, net**	$(308,770)	$—	$—	$(308,770)

*	See Schedule of Investments for security type and industry sector breakouts.

**	Other financial instruments include written options.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

	CM Commodity Index Fund(a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund(a)	Multi-Manager Alternatives Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$106,364,824	$92,583,747	$3,697,721,656	$1,172,330,785	$60,750,725
Affiliated issuers (2).	—	—	—	—	889,120
Swap contracts, at value	3,128,930	—	—	—	—
Cash	—	223,701	270,505	12,138	49,565
Deposits with broker for securities sold short	160,000	—	—	—	8,624,620
Foreign currency (3)	—	1,078,890	—	—	149,397
Receivables:
Investments sold	—	1,959,492	38,286,767	24	867,525
Shares of beneficial interest sold	741,044	53,308	34,404,341	4,227,389	71,261
Due from Adviser	8,639	—	—	—	—
Dividends and interest	130	297,553	3,475,755	695,491	90,330
Prepaid expenses	—	22,545	534,610	339,109	—
Other assets	—	—	1,289	1,515	—

Total assets	110,403,567	96,219,236	3,774,694,923	1,177,606,451	71,492,543

Liabilities:
Securities sold short
Unaffiliated issuers (4)	—	—	—	—	9,036,481
Affiliated issuers (5)	—	—	—	—	126,280
Written options, at value (6)	—	—	—	—	308,770
Payables:
Dividends on securities sold short	—	—	—	—	5,300
Interest on securities sold short	—	—	—	—	55,604
Investments purchased	—	1,207,151	15,831,274	54	971,609
Shares of beneficial interest redeemed	182,594	56,625	9,350,373	1,553,990	59,308
Due to Adviser	—	57,810	2,897,498	630,230	67,485
Due to custodian	465,404	—	—	—	—
Due to Distributor	—	40,217	878,829	428,659	—
Deferred Trustee fees	7,773	15,665	537,361	279,916	10,789
Accrued expenses	29,911	346,761	233,237	292,636	175,592

Total liabilities.	685,682	1,724,229	29,728,572	3,185,485	10,817,218

NET ASSETS	$109,717,885	$94,495,007	$3,744,966,351	$1,174,420,966	$60,675,325

Class A Shares:
Net Assets	$39,036,245	$57,842,098	$1,283,125,163	$791,085,280	$40,877,302

Shares of beneficial interest outstanding	4,956,939	5,345,810	32,165,725	49,742,421	4,515,360

Net asset value and redemption price per share	$7.88	$10.82	$39.89	$15.90	$9.05

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.36	$11.48	$42.32	$16.87	$9.60

Class C Shares:
Net Assets		$17,936,819	$434,412,865	$171,346,637	$30,574

Shares of beneficial interest outstanding		1,764,536	12,057,513	11,651,645	3,382

(Redemption may be subject to a contingent deferred sales charge within the first year of ownership)		$10.17	$36.03	$14.71	$9.04

Class I Shares:
Net Assets	$53,102,560	$3,300,370	$1,693,789,891	$119,802,514	$12,772,038

Shares of beneficial interest outstanding	6,709,528	295,658	41,373,211	6,164,484	1,398,868

Net asset value, offering and redemption price per share	$7.91	$11.16	$40.94	$19.43	$9.13

Class Y Shares:
Net Assets	$17,579,080	$15,415,720	$333,638,432	$92,186,535	$6,995,411

Shares of beneficial interest outstanding	2,223,956	1,422,320	8,319,574	5,778,014	767,255

Net asset value, offering and redemption price per share	$7.90	$10.84	$40.10	$15.95	$9.12

Net Assets consist of:
Aggregate paid in capital	$115,069,099	$126,245,265	$3,861,967,573	$996,026,841	$61,093,977
Net unrealized appreciation (depreciation)	3,134,517	107,444	(76,452,482)	258,428,819	2,092,118
Accumulated net investment loss	(304,605)	(347,105)	(24,510,364)	(99,741,151)	(1,256,120)
Accumulated net realized gain (loss)	(8,181,126)	(31,510,597)	(16,038,376)	19,706,457	(1,254,650)

	$109,717,885	$94,495,007	$3,744,966,351	$1,174,420,966	$60,675,325

(1) Cost of Investments - Unaffiliated issuers	$106,359,237	$92,277,370	$3,774,150,606	$913,902,605	$59,209,674

(2) Cost of Investments - Affiliated issuers	$—	$—	$—	$—	$858,721

(3) Cost of foreign currency	$—	$1,085,455	$—	$—	$150,982

(4) Proceeds for securities sold short - Unaffiliated issuers	$—	$—	$—	$—	$9,591,515

(5) Proceeds for securities sold short - Affiliated issuers	$—	$—	$—	$—	$173,175

(6) Premiums received for written options	$—	$—	$—	$—	$230,613

(a)	Represents consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2012 (unaudited)

	CM Commodity Index Fund(a)	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund(a)	Multi-Manager Alternatives Fund

Income:
Dividends - unaffiliated issuers	$540	$1,240,812	$32,452,803	$6,519,099	$154,829
Dividends - affiliated issuers	—	—	—	—	7,311
Interest	30,299	—	—	—	118,885
Foreign taxes withheld	—	(92,541)	(568,965)	(566,314)	(2,150)

Total income	30,839	1,148,271	31,883,838	5,952,785	278,875

Expenses:
Management fees	311,413	378,336	20,052,777	4,192,249	418,285
Dividends on securities sold short	—	—	—	—	66,079
Distribution fees - Class A	49,818	79,217	2,011,317	1,171,397	51,057
Distribution fees - Class C	—	96,514	2,556,974	1,027,303	41
Transfer agent fees - Class A	18,373	61,960	1,033,901	417,383	22,635
Transfer agent fees - Class C	—	18,073	298,613	97,564	2
Transfer agent fees - Class I	5,002	6,077	28,187	6,471	6,330
Transfer agent fees - Class Y	6,471	6,931	86,337	19,303	7,472
Administration fees	—	126,112	—	1,540,151	—
Custodian fees	17,380	71,539	196,629	74,861	32,054
Professional fees	23,802	22,458	142,357	55,110	24,089
Registration fees - Class A	13,054	12,685	76,099	28,244	12,045
Registration fees - Class C	—	11,429	22,212	14,041	1
Registration fees - Class I	11,749	8,806	52,480	10,124	12,592
Registration fees - Class Y	14,116	8,704	21,458	16,063	17,564
Reports to shareholders	4,138	11,323	277,892	63,893	24,360
Insurance	827	890	66,869	31,567	651
Trustees’ fees and expenses	1,766	6,022	119,772	49,371	3,043
Interest on securities sold short	—	—	—	—	140,915
Other	2,353	3,053	15,332	8,064	10,949

Total expenses	480,262	930,129	27,059,206	8,823,159	850,164
Waiver of management fees	(145,563)	(17,825)	(126,465)	—	(23,359)

Net expenses	334,699	912,304	26,932,741	8,823,159	826,805

Net investment income (loss)	(303,860)	235,967	4,951,097	(2,870,374)	(547,930)

Net realized gain (loss) on:
Investments sold - unaffiliated issuers (b)	(63)	(521,168)	(35,122,484)	(6,926,014)	1,403,024
Capital gain distributions received from other investment companies	—	—	—	—	14,632
Net increase from payments from Adviser	209,313	—	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(148,611)	(265,958)	(217,043)	(48,433)
Swap contracts	(8,390,376)	—	—	—	—
Options purchased	—	—	—	—	369,136
Written options	—	—	—	—	(538,572)
Securities sold short - unaffiliated issuers	—	—	—	—	(1,042,372)
Securities sold short - affiliated issuers	—	—	—	—	46,004

Net realized gain (loss)	(8,181,126)	(669,779)	(35,388,442)	(7,143,057)	203,419

Change in net unrealized appreciation (depreciation) on:
Investments, options purchased and written options (c)	4,904	7,052,857	(292,738,017)	(228,366,562)	854,749
Foreign currency transactions and foreign denominated assets and liabilities	—	26,241	(25,403)	(2,428)	25,083
Securities sold short	—	—	—	—	(24,962)
Swap contracts	2,893,758	—	—	—	—

Change in net unrealized appreciation (depreciation)	2,898,662	7,079,098	(292,763,420)	(228,368,990)	854,870

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,586,324)	$6,645,286	$(323,200,765)	$(238,382,421)	$510,359

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $26,090 and $6,356 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.
(c)	Net of foreign taxes of $74,597 and $1,389 for the Emerging Markets Fund and the Multi-Manager Alternatives Fund, respectively.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund(a)		Emerging Markets Fund

	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$(303,860)	$(267,059)	$235,967	$(304,534)
Net realized gain (loss)	(8,390,439)	(5,961,322)	(669,779)	2,003,189
Net increase from payments from Adviser	209,313	161,543	—	—
Net change in unrealized appreciation (depreciation)	2,898,662	235,855	7,079,098	(34,967,340)

Net increase (decrease) in net assets resulting from operations	(5,586,324)	(5,830,983)	6,645,286	(33,268,685)

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	—	—	(682,084)
Class C Shares+	—	—	—	(231,171)
Class I Shares	—	—	—	(38,239)
Class Y Shares	—	—	—	(147,022)

	—	—	—	(1,098,516)

Net realized gains
Class A Shares	—	—	—	—
Class C Shares+	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares	—	—	—	—

	—	—	—	—

Total dividends and distributions	—	—	—	(1,098,516)

Share transactions:
Proceeds from sale of shares
Class A Shares	14,393,401	53,248,215	20,483,946	17,614,199
Class C Shares+	—	—	3,373,942	5,586,406
Class I Shares	45,051,989	13,520,494	60	7,003
Class Y Shares	14,022,362	15,858,933	8,907,083	22,194,919

	73,467,752	82,627,642	32,765,031	45,402,527

Reinvestment of dividends and distributions
Class A Shares	—	—	240	562,259
Class C Shares+	—	—	316	148,914
Class I Shares	—	—	—	38,239
Class Y Shares	—	—	—	42,473

	—	—	556	791,885

Cost of shares redeemed
Class A Shares	(9,702,986)	(17,398,570)	(19,202,706)	(49,830,720)
Class C Shares+	—	—	(3,376,469)	(9,873,683)
Class I Shares	(66,792)	(2,513,003)	—	—
Class Y Shares	(3,117,752)	(8,161,099)	(5,209,690)	(15,127,435)

	(12,887,530)	(28,072,672)	(27,788,865)	(74,831,838)

Net increase (decrease) in net assets resulting from share transactions	60,580,222	54,554,970	4,976,722	(28,637,426)

Total increase (decrease) in net assets	54,993,898	48,723,987	11,622,008	(63,004,627)

Net Assets:
Beginning of period	54,723,987	6,000,000	82,872,999	145,877,626

End of period #	$109,717,885	$54,723,987	$94,495,007	$82,872,999

# Including accumulated net investment loss	$(304,605)	$(745)	$(347,105)	$(583,072)

+	Inception date of Class C is April 30, 2012 for the Multi-Manager Alternatives Fund.

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

	Global Hard Assets Fund		International Investors Gold Fund(a)		Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)		(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$4,951,097	$(14,417,940)	$(2,870,374)	$(12,844,312)	$(547,930)	$(989,151)
Net realized gain (loss)	(35,388,442)	142,346,332	(7,143,057)	59,038,155	203,419	(417,055)
Net increase from payments from Adviser	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(292,763,420)	(1,016,603,925)	(228,368,990)	(444,003,092)	854,870	(155,867)

Net increase (decrease) in net assets resulting from operations	(323,200,765)	(888,675,533)	(238,382,421)	(397,809,249)	510,359	(1,562,073)

Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(1,813,504)	—	(15,938,214)	—	(247,950)
Class C Shares+	—	(615,763)	—	(3,852,183)	—	—
Class I Shares	—	(1,728,410)	—	(1,480,939)	—	(63,378)
Class Y Shares	—	(297,701)	—	(1,249,820)	—	(35,486)

	—	(4,455,378)	—	(22,521,156)	—	(346,814)

Class A Shares	—	(9,421,077)	—	—	—	(247,951)
Class C Shares+	—	(3,187,174)	—	—	—	—
Class I Shares	—	(8,936,249)	—	—	—	(63,379)
Class Y Shares	—	(1,539,068)	—	—	—	(35,486)

	—	(23,083,568)	—	—	—	(346,816)

Total dividends and distributions	—	(27,538,946)	—	(22,521,156)	—	(693,630)

Share transactions:
Proceeds from sale of shares
Class A Shares	200,827,471	1,229,101,277	115,772,959	423,210,840	7,267,151	21,505,821
Class C Shares+	25,753,449	190,194,599	18,165,490	76,412,080	31,047	—
Class I Shares	332,534,219	798,333,274	35,784,669	83,975,694	2,108,042	5,041,978
Class Y Shares	195,601,398	353,965,135	47,558,012	103,077,536	3,005,553	9,627,265

	754,716,537	2,571,594,285	217,281,130	686,676,150	12,411,793	36,175,064

Reinvestment of dividends and distributions
Class A Shares	3,032	9,286,265	1,943	13,338,644	78	431,361
Class C Shares+	788	2,646,150	761	2,581,363	—	—
Class I Shares	—	9,670,099	—	1,375,532	—	43,434
Class Y Shares	3	676,253	—	433,089	—	62,249

	3,823	22,278,767	2,704	17,728,628	78	537,044

Cost of shares redeemed
Class A Shares	(483,662,161)	(1,234,113,594)	(149,754,129)	(503,517,848)	(8,002,453)	(17,249,690)
Class C Shares+	(67,176,685)	(114,818,391)	(32,457,968)	(75,411,016)	(3)	—
Class I Shares	(137,312,260)	(488,025,009)	(4,150,144)	(31,544,178)	(82,500)	(805,295)
Class Y Shares	(99,388,429)	(94,402,222)	(17,081,849)	(25,711,778)	(2,313,604)	(3,563,050)

	(787,539,535)	(1,931,359,216)	(203,444,090)	(636,184,820)	(10,398,560)	(21,618,035)

Net increase (decrease) in net assets resulting from share transactions	(32,819,175)	662,513,836	13,839,744	68,219,958	2,013,311	15,094,073

Total increase (decrease) in net assets	(356,019,940)	(253,700,643)	(224,542,677)	(352,110,447)	2,523,670	12,838,370

Net Assets:
Beginning of period	4,100,986,291	4,354,686,934	1,398,963,643	1,751,074,090	58,151,655	45,313,285

End of period #	$3,744,966,351	$4,100,986,291	$1,174,420,966	$1,398,963,643	$60,675,325	$58,151,655

# Including accumulated net investment loss	$(24,510,364)	$(29,461,460)	$(99,741,151)	$(96,870,777)	$(1,256,120)	$(708,190)

See Notes to Financial Statements

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2012		Year Ended December 31, 2011(a)

	(unaudited)
Net asset value, beginning of period	$8.16		$8.88

Income from investment operations:
Net investment income (loss)	(0.04)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(0.30)		(0.68)
Payment from Adviser	0.06	(e)	0.04	(d)

Total from investment operations	(0.28)		(0.72)

Net asset value, end of period	$7.88		$8.16

Total return (b)	(3.43	)%(e)(f)	(8.11	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$39,036		$36,031
Ratio of gross expenses to average net assets	1.28	%(g)	1.66%
Ratio of net expenses to average net assets	0.95	%(g)	0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95	%(g)	0.95%
Ratio of net investment loss to average net assets	(0.88	)%(g)	(0.91)%
Portfolio turnover rate	0	%(f)	0%

	Class I

	For the Six Months Ended June 30, 2012		Year Ended December 31, 2011(a)

	(unaudited)
Net asset value, beginning of period	$8.19		$8.88

Income from investment operations:
Net investment income (loss)	(0.01)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(0.33)		(0.68)
Payment from Adviser	0.06	(e)	0.04	(d)

Total from investment operations	(0.28)		(0.69)

Net asset value, end of period	$7.91		$8.19

Total return (b)	(3.42	)%(e)(f)	(7.77	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,103		$11,245
Ratio of gross expenses to average net assets	0.97	%(g)	1.71%
Ratio of net expenses to average net assets	0.65	%(g)	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(g)	0.65%
Ratio of net investment loss to average net assets	(0.57	)%(g)	(0.61)%
Portfolio turnover rate	0	%(f)	0%

(a)	Inception date for the Fund was December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculation based upon average shares outstanding.
(d)	For the year ended December 31, 2011, 0.49% of the Class A and Class I total return, representing $0.04 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(e)	For the period ended June 30, 2012, 0.76% of the Class A and Class I total return, representing $0.06 per share for Class A and Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

	Class Y

	For the Six Months Ended June 30, 2012		Year Ended December 31, 2011(a)

	(unaudited)
Net asset value, beginning of period	$8.18		$8.88

Income from investment operations:
Net investment income (loss)	(0.02)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(0.32)		(0.69)
Payment from Adviser	0.06	(e)	0.05	(d)

Total from investment operations	(0.28)		(0.70)

Net asset value, end of period	$7.90		$8.18

Total return (b)	(3.42	)%(e)(f)	(7.88	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,579		$7,448
Ratio of gross expenses to average net assets	1.21	%(g)	1.56%
Ratio of net expenses to average net assets	0.70	%(g)	0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70	%(g)	0.70%
Ratio of net investment loss to average net assets	(0.63	)%(g)	(0.66)%
Portfolio turnover rate	0	%(f)	0%

(a)	Inception date for the Fund was December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.
(d)	For the year ended December 31, 2011, 0.61% of the Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser. (See Note 3).
(e)	For the period ended June 30, 2012, 0.76% of the Class Y total return, representing $0.06 per share, consisted of a payment by the Adviser. (See Note 3).
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class A

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010	2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$9.92		$13.69		$10.71	$4.86		$16.49	$13.27

Income from investment operations:
Net investment income (loss)	0.03		(0.01	)(d)	(0.04)	(0.02)		— (b)	(0.02)
Net realized and unrealized gain (loss) on investments	0.87		(3.63)		3.06	5.81		(11.23)	4.75
Payment from Adviser	—		—		—	0.06	(c)	—	—

Total from investment operations	0.90		(3.64)		3.02	5.85		(11.23)	4.73

Less dividends and distributions from:
Net investment income	—		(0.13)		(0.04)	—		(0.01)	—
Net realized gains	—		—		—	—		(0.39)	(1.51)

Total dividends and distributions	—		(0.13)		(0.04)	—		(0.40)	(1.51)

Net asset value, end of period	$10.82		$9.92		$13.69	$10.71		$4.86	$16.49

Total return (a)	9.07	%(e)	(26.58)%		28.17%	120.37	%(c)	(68.12)%	35.66%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$57,842		$52,253		$108,019	$91,059		$31,768	$156,203
Ratio of gross expenses to average net assets	1.71	%(f)	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses to average net assets	1.71	%(f)	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net expenses, excluding interest expense, to average net assets	1.71	%(f)	1.76%		1.74%	1.81%		1.80%	1.70%
Ratio of net investment income (loss) to average net assets	0.54	%(f)	(0.11)%		(0.31)%	(0.26)%		0.03%	(0.22)%
Portfolio turnover rate	56	%(e)	94%		110%	63%		48%	66%

	Class C

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010	2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$9.36		$13.01		$10.26	$4.68		$16.06	$13.05

Income from investment operations:
Net investment loss	(0.01)		(0.10	)(d)	(0.10)	(0.06)		(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	0.82		(3.42)		2.89	5.58		(10.89)	4.59
Payment from Adviser	—		—		—	0.06	(c)	—	—

Total from investment operations	0.81		(3.52)		2.79	5.58		(10.98)	4.52

Less dividends and distributions from:
Net investment income	—		(0.13)		(0.04)	—		(0.01)	—
Net realized gains	—		—		—	—		(0.39)	(1.51)

Total dividends and distributions	—		(0.13)		(0.04)	—		(0.40)	(1.51)

Net asset value, end of period	$10.17		$9.36		$13.01	$10.26		$4.68	$16.06

Total return (a)	8.65	%(e)	(27.05)%		27.16%	119.23	%(c)	(68.40)%	34.65%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$17,937		$16,611		$27,859	$19,487		$7,807	$33,802
Ratio of gross expenses to average net assets	2.53	%(f)	2.70%		2.61%	2.97%		2.49%	2.38%
Ratio of net expenses to average net assets	2.50	%(f)	2.50%		2.48%	2.49%		2.49%	2.38%
Ratio of net expenses, excluding interest expense, to average net assets	2.50	%(f)	2.50%		2.48%	2.49%		2.49%	2.38%
Ratio of net investment loss to average net assets	(0.22	)%(f)	(0.86)%		(1.07)%	(0.92)%		(0.61)%	(0.86)%
Portfolio turnover rate	56	%(e)	94%		110%	63%		48%	66%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share.
(c)

For the year ended December 31, 2009, 0.91% of the Class A and 0.94% of Class C total return, representing $0.06 per share for Class A and Class C, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(d)	Calculation based upon average shares outstanding.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010		2009		2008	2007(a)

	(unaudited)
Net asset value, beginning of period	$10.21		$14.01		$10.91		$4.92		$16.49	$16.49

Income from investment operations:
Net investment income	0.06		0.05	(d)	0.02		0.06		0.06	—
Net realized and unrealized gain (loss) on investments	0.89		(3.72)		3.12		5.86		(11.23)	—
Payment from Adviser	—		—		—		0.07	(e)	—	—

Total from investment operations	0.95		(3.67)		3.14		5.99		(11.17)	—

Less dividends and distributions from:
Net investment income	—		(0.13)		(0.04)		—		(0.01)	—
Net realized gains	—		—		—		—		(0.39)	—

Total distributions	—		(0.13)		(0.04)		—		(0.40)	—

Net asset value, end of period	$11.16		$10.21		$14.01		$10.91		$4.92	$16.49

Total return (c)	9.30	%(f)	(26.19)%		28.75%		121.75	%(e)	(67.82)%	0.00	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,300		$3,019		$4,079		$3,097		$1,708	$10
Ratio of gross expenses to average net assets	2.09	%(g)	2.22%		2.23%		2.54%		1.96%	0.00	%(g)
Ratio of net expenses to average net assets	1.25	%(g)	1.25%		1.25%		1.24%		1.16%	0.00	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.25	%(g)	1.25%		1.25%		1.24%		1.15%	0.00	%(g)
Ratio of net investment income to average net assets	1.02	%(g)	0.38%		0.18%		0.56%		1.29%	0.00	%(g)
Portfolio turnover rate	56	%(f)	94%		110%		63%		48%	0	%(f)

	Class Y

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010(b)

	(unaudited)
Net asset value, beginning of period	$9.92		$13.68		$11.30

Income from investment operations:
Net investment income (loss)	0.06		(0.06	)(d)	(0.03)
Net realized and unrealized gain (loss) on investments	0.86		(3.57)		2.45

Total from investment operations	0.92		(3.63)		2.42

Less dividends from:
Net investment income	—		(0.13)		(0.04)

Net asset value, end of period	$10.84		$9.92		$13.68

Total return (c)	9.27	%(f)	(26.53)%		21.48	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,416		$10,990		$5,920
Ratio of gross expenses to average net assets	1.43	%(g)	2.08%		1.73	%(g)
Ratio of net expenses to average net assets	1.43	%(g)	1.70%		1.70	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	1.43	%(g)	1.70%		1.70	%(g)
Ratio of net investment income (loss) to average net assets	0.92	%(g)	(0.54)%		(0.77	)%(g)
Portfolio turnover rate	56	%(f)	94%		110	%(f)

(a)	For the period December 31, 2007 (commencement of operations) through December 31, 2007.
(b)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Calculation based upon average shares outstanding.
(e)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss.

(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$43.34		$52.33		$40.92		$26.84		$48.52	$38.07
Income from investment operations:
Net investment income (loss)	0.03	(b)	(0.18	)(b)	(0.20	)(b)	(0.15)		(0.07)	(0.13)
Net realized and unrealized gain (loss) on investments	(3.48)		(8.52)		11.83		14.22		(21.61)	16.36
Payment from Adviser	—		—		—		0.01	(c)	—	—

Total from investment operations	(3.45)		(8.70)		11.63		14.08		(21.68)	16.23

Less dividends and distributions from:
Net investment income	—		(0.05)		(0.22)		—		—	—
Net realized gains	—		(0.24)		—		—		—	(5.78)

Total dividends and distributions	—		(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of period	$39.89		$43.34		$52.33		$40.92		$26.84	$48.52

Total return (a)	(7.96	)%(d)	(16.63)%		28.43%		52.46	%(c)	(44.68)%	42.62%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,283,125		$1,673,303		$2,085,492		$1,240,769		$410,617	$697,604
Ratio of gross expenses to average net assets	1.39	%(e)	1.37%		1.43%		1.49%		1.46%	1.43%
Ratio of net expenses to average net assets	1.38	%(e)	1.37%		1.40%		1.46%		1.46%	1.43%
Ratio of net expenses, excluding interest expense, to average net assets	1.38	%(e)	1.37%		1.40%		1.46%		1.45%	1.43%
Ratio of net investment income (loss) to average net assets	0.12	%(e)	(0.36)%		(0.47)%		(0.62)%		(0.17)%	(0.36)%
Portfolio turnover rate	17	%(d)	40%		66%		86%		73%	89%

	Class C

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$39.29		$47.82		$37.70		$24.92		$45.41	$36.16

Income from investment operations:
Net investment loss	(0.16	)(b)	(0.51	)(b)	(0.48	)(b)	(0.34)		(0.46)	(0.37)
Net realized and unrealized gain (loss) on investments	(3.10)		(7.73)		10.82		13.11		(20.03)	15.40
Payment from Adviser	—		—		—		0.01	(c)	—	—

Total from investment operations	(3.26)		(8.24)		10.34		12.78		(20.49)	15.03

Less dividends and distributions from:
Net investment income	—		(0.05)		(0.22)		—		—	—
Net realized gains	—		(0.24)		—		—		—	(5.78)

Total dividends and distributions	—		(0.29)		(0.22)		—		—	(5.78)

Net asset value, end of period	$36.03		$39.29		$47.82		$37.70		$24.92	$45.41

Total return (a)	(8.30	)%(d)	(17.23)%		27.44%		51.28	%(c)	(45.12)%	41.55%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$434,413		$515,433		$557,023		$358,114		$139,234	$283,246
Ratio of gross expenses to average net assets	2.13	%(e)	2.12%		2.16%		2.30%		2.20%	2.19%
Ratio of net expenses to average net assets	2.13	%(e)	2.12%		2.16%		2.26%		2.20%	2.19%
Ratio of net expenses, excluding interest expense, to average net assets	2.13	%(e)	2.12%		2.16%		2.26%		2.19%	2.19%
Ratio of net investment loss to average net assets	(0.61	)%(e)	(1.10)%		(1.23)%		(1.42)%		(0.92)%	(1.11)%
Portfolio turnover rate	17	%(d)	40%		66%		86%		73%	89%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.
(c)

For the year ended December 31, 2009, 0.03% of the Class A and Class C total return, representing $0.01 per share for Class A and Class C, consisted of a payment by the Adviser in connection with the past market timing activities.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$44.40		$53.40	$41.59		$27.14		$48.91	$38.19

Income from investment operations:
Net investment income (loss)	0.12	(c)	0.01 (c)	(0.02	)(c)	(0.04)		0.15	0.02
Net realized and unrealized gain (loss) on investments	(3.58)		(8.72)	12.05		14.48		(21.92)	16.48
Payment from Adviser	—		—	—		0.01	(d)	—	—

Total from investment operations	(3.46)		(8.71)	12.03		14.45		(21.77)	16.50

Less dividends and distributions from:
Net investment income	—		(0.05)	(0.22)		—		—	—
Net realized gains	—		(0.24)	—		—		—	(5.78)

Total dividends and distributions	—		(0.29)	(0.22)		—		—	(5.78)

Net asset value, end of period	$40.94		$44.40	$53.40		$41.59		$27.14	$48.91

Total return (b)	(7.79	)%(e)	(16.31)%	28.93%		53.24	%(d)	(44.51)%	43.19%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,693,790		$1,637,440	$1,650,962		$639,887		$25,648	$31,652
Ratio of gross expenses to average net assets	1.01	%(f)	1.01%	1.05%		1.10%		1.17%	1.17%
Ratio of net expenses to average net assets	1.00	%(f)	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net expenses, excluding interest expense, to average net assets	1.00	%(f)	1.00%	1.00%		1.00%		1.00%	1.02%
Ratio of net investment income (loss) to average net assets	0.54	%(f)	0.02%	(0.04)%		(0.32)%		0.31%	0.04%
Portfolio turnover rate	17	%(e)	40%	66%		86%		73%	89%

	Class Y

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010(a)

	(unaudited)
Net asset value, beginning of period	$43.50		$52.41	$43.69

Income from investment operations:
Net investment income (loss)	0.11	(c)	0.01 (c)	(0.03	)(c)
Net realized and unrealized gain (loss) on investments	(3.51)		(8.63)	8.97

Total from investment operations	(3.40)		(8.62)	8.94

Less dividends and distributions from:
Net investment income	—		(0.05)	(0.22)
Net realized gains	—		(0.24)	—

Total dividends and distributions	—		(0.29)	(0.22)

Net asset value, end of period	$40.10		$43.50	$52.41

Total return (b)	(7.82	)%(e)	(16.45)%	20.47	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$333,638		$274,811	$61,210
Ratio of gross expenses to average net assets	1.06	%(f)	1.17%	1.10	%(f)
Ratio of net expenses to average net assets	1.06	%(f)	1.13%	1.10	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.06	%(f)	1.13%	1.10	%(f)
Ratio of net investment income (loss) to average net assets	0.52	%(f)	0.01%	(0.10	)%(f)
Portfolio turnover rate	17	%(e)	40%	66	%(e)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding
(d)

For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share for Class I, consisted of a payment by the Adviser in connection with the past market timing activities.

(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$19.08		$24.70	$18.92		$11.98		$17.82	$16.00

Income from investment operations:
Net investment income (loss)	(0.09)		(0.16) (b)	(0.22	)(b)	(0.07)		(0.13)	0.16
Net realized and unrealized gain (loss) on investments	(3.09)		(5.15)	9.78		7.58		(5.12)	4.23
Payment from Adviser	—		—	—		0.11	(c)	—	—

Total from investment operations	(3.18)		(5.31)	9.56		7.62		(5.25)	4.39

Less dividends and distributions from:
Net investment income	—		(0.31)	(2.09)		(0.68)		(0.09)	(1.54)
Net realized gains	—		—	(1.69)		—		(0.50)	(1.03)

Total dividends and distributions	—		(0.31)	(3.78)		(0.68)		(0.59)	(2.57)

Net asset value, end of period	$15.90		$19.08	$24.70		$18.92		$11.98	$17.82

Total return (a)	(16.67	)%(d)	(21.52)%	50.99%		63.75	%(c)	(29.03)%	27.41%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$791,085		$988,039	$1,359,014		$799,296		$436,565	$616,260
Ratio of gross expenses to average net assets	1.23	%(e)	1.20%	1.25%		1.43%		1.45%	1.46%
Ratio of net expenses to average net assets	1.23	%(e)	1.20%	1.25%		1.43%		1.45%	1.46%
Ratio of net expenses, excluding interest expense, to average net assets	1.23	%(e)	1.20%	1.25%		1.43%		1.45%	1.46%
Ratio of net investment loss to average net assets	(0.36	)%(e)	(0.68)%	(0.98)%		(1.10)%		(0.76)%	(0.87)%
Portfolio turnover rate	23	%(d)	24%	33%		19%		30%	35%

	Class C

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$17.71		$23.13		$18.01		$11.45		$17.21	$15.61

Income from investment operations:
Net investment income (loss)	(0.19)		(0.31	)(b)	(0.36	)(b)	(0.04)		(0.30)	0.26
Net realized and unrealized gain (loss) on investments	(2.81)		(4.80)		9.26		7.08		(4.87)	3.89
Payment from Adviser	—		—		—		0.10	(c)	—	—

Total from investment operations	(3.00)		(5.11)		8.90		7.14		(5.17)	4.15

Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)		(0.58)		(0.09)	(1.52)
Net realized gains	—		—		(1.69)		—		(0.50)	(1.03)

Total dividends and distributions	—		(0.31)		(3.78)		(0.58)		(0.59)	(2.55)

Net asset value, end of period	$14.71		$17.71		$23.13		$18.01		$11.45	$17.21

Total return (a)	(16.94	)%(d)	(22.11)%		49.89%		62.52	%(c)	(29.54)%	26.56%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$171,347		$221,214		$285,973		$131,609		$54,419	$63,207
Ratio of gross expenses to average net assets	2.00	%(e)	1.96%		1.95%		2.31%		2.20%	2.12%
Ratio of net expenses to average net assets	2.00	%(e)	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net expenses, excluding interest expense, to average net assets	2.00	%(e)	1.96%		1.95%		2.27%		2.20%	2.12%
Ratio of net investment loss to average net assets	(1.13	)%(e)	(1.43)%		(1.68)%		(1.94)%		(1.49)%	(1.55)%
Portfolio turnover rate	23	%(d)	24%		33%		19%		30%	35%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.
(c)

For the year ended December 31, 2009, 0.58% of the Class A and Class C total return, representing $0.11 for Class A and $0.10 for Class C per share, consisted of a payment by the Adviser in connection with past market timing activities and a reimbursement for an investment loss. Additionally, 1.49% of Class A and Class C total return resulted from settlement payments received from third parties by the Fund.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010		2009		2008		2007

	(unaudited)
Net asset value, beginning of period	$23.28		$29.97		$22.34		$14.05		$17.95		$16.09

Income from investment operations:
Net investment income (loss)	0.29		(0.10	)(c)	(0.20	)(c)	0.46		(0.04)		0.81
Net realized and unrealized gain (loss) on investments	(4.14)		(6.28)		11.61		8.42		(3.27)		3.69
Payment from Adviser	—		—		—		0.14	(d)	—		—

Total from investment operations	(3.85)		(6.38)		11.41		9.02		(3.31)		4.50

Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)		(0.73)		(0.09)		(1.61)
Net realized gains	—		—		(1.69)		—		(0.50)		(1.03)

Total dividends and distributions	—		(0.31)		(3.78)		(0.73)		(0.59)		(2.64)

Net asset value, end of period	$19.43		$23.28		$29.97		$22.34		$14.05		$17.95

Total return (b)	(16.54	)%(f)	(21.30)%		51.47%		64.34	%(d)	(18.02	)%(e)	27.94%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$119,803		$111,604		$86,982		$6,125		$12		$8,570
Ratio of gross expenses to average net assets	0.92	%(g)	0.91%		1.01%		3.11%		1.17%		1.23%
Ratio of net expenses to average net assets	0.92	%(g)	0.91%		1.00%		1.00%		1.00%		1.03%
Ratio of net expenses, excluding interest expense, to average net assets	0.92	%(g)	0.91%		1.00%		1.00%		1.00%		1.03%
Ratio of net investment loss to average net assets	(0.02	)%(g)	(0.35)%		(0.74)%		(0.66)%		(0.25)%		(0.46)%
Portfolio turnover rate	23	%(f)	24%		33%		19%		30%		35%

	Class Y

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011		2010(a)

	(unaudited)
Net asset value, beginning of period	$19.12		$24.72		$21.56

Income from investment operations:
Net investment income (loss)	0.38		(0.08	)(c)	(0.14	)(c)
Net realized and unrealized gain (loss) on investments	(3.55)		(5.21)		7.08
Payment from Adviser	—		—		—

Total from investment operations	(3.17)		(5.29)		6.94

Less dividends and distributions from:
Net investment income	—		(0.31)		(2.09)
Net realized gains	—		—		(1.69)

Total dividends and distributions	—		(0.31)		(3.78)

Net asset value, end of period	$15.95		$19.12		$24.72

Total return (b)	(16.58	)%(f)	(21.42)%		32.59	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$92,187		$78,106		$19,105
Ratio of gross expenses to average net assets	0.97	%(g)	1.10%		1.11	%(g)
Ratio of net expenses to average net assets	0.97	%(g)	1.10%		1.11	%(g)
Ratio of net expenses, excluding interest expense, to average net assets	0.97	%(g)	1.10%		1.11	%(g)
Ratio of net investment loss to average net assets	(0.05	)%(g)	(0.34)%		(0.82	)%(g)
Portfolio turnover rate	23	%(f)	24%		33	%(f)

(a)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.
(d)

For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment by the Adviser in connection with past market timing activities. Additionally, 1.49% of the Class I total return resulted from settlement payment received from third parties by the Fund.

(e)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions the total return would have been lower.

(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010	2009(a)

	(unaudited)
Net asset value, beginning of period	$8.97		$9.30	$9.00	$8.88

Income from investment operations:
Net investment loss	(0.09)		(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.17		(0.06)	0.51	0.16

Total from investment operations	0.08		(0.23)	0.42	0.12

Less dividends and distributions from:
Net investment income	—		(0.05)	(0.03)	—
Net realized gains	—		(0.05)	(0.09)	—

Total dividends and distributions	—		(0.10)	(0.12)	—

Net asset value, end of period	$9.05		$8.97	$9.30	$9.00

Total return (b)	0.89	%(c)	(2.38)%	4.67%	1.35	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$40,878		$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets(e)	2.86	%(d)	2.52%	2.59%	3.03	%(d)
Ratio of net expenses to average net assets(e)	2.86	%(d)	2.52%	2.59%	2.56	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets(e)	2.16	%(d)	2.24%	2.28%	2.40	%(d)
Ratio of net investment loss to average net assets(e)	(1.91	)%(d)	(1.94)%	(1.33)%	(1.13	)%(d)
Portfolio turnover rate	82	%(c)	249%	275%	75	%(c)

	Class C

	For the Six Months Ended June 30, 2012 (f)

	(unaudited)
Net asset value, beginning of period	$9.21

Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized loss on investments	(0.14)

Total from investment operations	(0.17)

Net asset value, end of period	$9.04

Total return (b)	(1.85	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$31
Ratio of gross expenses to average net assets(e)	3.49	%(d)
Ratio of net expenses to average net assets(e)	3.49	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets(e)	2.83	%(d)
Ratio of net investment loss to average net assets(e)	(2.58	)%(d)
Portfolio turnover rate	82	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	For the period April 30, 2012 (commencement of operations) through June 30, 2012.

See Notes to Financial Statements

	Class I

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010	2009(a)

	(unaudited)
Net asset value, beginning of period	$9.04		$9.33	$9.01	$8.88

Income from investment operations:
Net investment loss	(0.06)		(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.15		(0.09)	0.49	0.18

Total from investment operations	0.09		(0.19)	0.44	0.13

Less dividends and distributions from:
Net investment income	—		(0.05)	(0.03)	—
Net realized gains	—		(0.05)	(0.09)	—

Total dividends and distributions	—		(0.10)	(0.12)	—

Net asset value, end of period	$9.13		$9.04	$9.33	$9.01

Total return (c)	1.11	%(d)	(1.95)%	4.89%	1.46	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,772		$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets(e)	2.76	%(f)	2.25%	2.35%	2.94	%(f)
Ratio of net expenses to average net assets(e)	2.66	%(f)	2.23%	2.31%	2.30	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	1.95	%(f)	1.95%	2.00%	2.15	%(f)
Ratio of net investment income (loss) to average net assets(e)	(1.72	)%(f)	(1.18)%	(1.05)%	0.89	%(f)
Portfolio turnover rate	82	%(d)	249%	275%	75	%(d)

	Class Y

	For the Six Months Ended June 30, 2012		Year Ended December 31,

			2011	2010(b)

	(unaudited)
Net asset value, beginning of period	$9.02		$9.32	$9.12

Income from investment operations:
Net investment loss	(0.06)		(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.16		(0.14)	0.35

Total from investment operations	0.10		(0.20)	0.32

Less dividends and distributions from:
Net investment income	—		(0.05)	(0.03)
Net realized gains	—		(0.05)	(0.09)

Total dividends and distributions	—		(0.10)	(0.12)

Net asset value, end of period	$9.12		$9.02	$9.32

Total return (c)	1.11	%(d)	(2.06)%	3.51	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,995		$6,232	$385
Ratio of gross expenses to average net assets(e)	3.27	%(f)	2.35%	2.28	%(f)
Ratio of net expenses to average net assets(e)	2.69	%(f)	2.28%	2.27	%(f)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets(e)	2.00	%(f)	2.00%	1.95%
Ratio of net investment loss to average net assets (e)	(1.76	)%(f)	(1.81)%	(1.48	)%(f)
Portfolio turnover rate	82	%(d)	249%	275	%(d)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.
(b)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.
(f)	Annualized.

See Notes to Financial Statements

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of five portfolios. These financial statements relate only to the following investment portfolios: CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary and Gold Series Fund I Subsidiary, respectively (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The CM Commodity Index Fund seeks to replicate as closely as possible, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds’ may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy (as described below). Futures contracts are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.

Basis for Consolidation—The Commodities Series Fund I Subsidiary and the Gold Series Fund I Subsidiary, both Cayman Islands exempted companies, were incorporated on June 26, 2009 and November 7, 2011, respectively. Commodity Series Fund I Subsidiary and the Gold Series Fund I Subsidiary are currently wholly-owned subsidiaries of the CM Commodity Index Fund and International Investors Gold Fund, respectively. The Subsidiaries act as investment vehicles for the Funds in order to effect certain investments on behalf of the Funds. All interfund balances and transactions have been eliminated in consolidation. As of June 30, 2012, the CM Commodity Index Fund and International Investors Gold Fund held $21,478,676 and $100 in their Subsidiaries, representing 20% and 0% of each Fund’s net assets, respectively.

C.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiaries of the CM Commodity Fund and the International Investors Gold Fund are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. Net losses of the CFC cannot be deducted by the CM Commodity Index Fund and the International Investors Gold Fund in the current year and not carried forward to offset taxable income in future years.

D.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.

Securities Sold Short—The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund did not have any short sales during the period ended June 30, 2012. Securities sold short in the Multi-Manager Alternatives Fund at June 30, 2012 are reflected in the Schedule of Investments.

G.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as each Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

H.

Structured Notes—The Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes at June 30, 2012 are reflected in the Schedule of Investments.

I.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

J.

Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at June 30, 2012 are reflected in the Schedule of Investments.

K.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2012, the Funds had the following derivatives (not designated as hedging instruments under GAAP):

Asset derivatives

Commodity Futures Risk

CM Commodity Index Fund Swap contracts [1]	$3,128,930

Liability derivatives

Equity risk

Multi-Manager Alternatives Fund Written options [2]	$308,770

[1]	Statement of Assets and Liabilities location: Swap contracts, at value

[2]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the period ended June 30, 2012, were as follows:

	Equity risk	Commodity Futures Risk

CM Commodity Index Fund
Realized gain(loss):
Swap contracts [3]	$—	$(8,390,376)
Change in appreciation (depreciation):
Swap contracts [4]	—	2,893,758
Multi-Manager Alternatives Fund
Realized gain(loss):
Written options [5]	(538,572)	—
Change in appreciation (depreciation):
Written options [6]	62,399	—

[3]	Statement of Operations location: Net realized loss on swap contracts

[4]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts

[5]	Statement of Operations location: Net realized loss on written options

[6]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, options purchased and written options

Total Return Swaps—The CM Commodity Index Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The CM Commodity Index Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the CM Commodity Index Fund will receive a payment from or make a payment to the counterparty. Documentation governing the CM Commodity Index Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the CM Commodity Index Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the CM Commodity Index Fund’s counterparty has the right to terminate the swap and require the CM Commodity Index Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during the year. Total return swap position on the CM Commodity Index Fund at June 30, 2012 is reflected in the Schedule of Investments.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain in the Statements of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Funds maintain securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Multi-Manager Alternatives Fund had the following put and call options written during the period ended June 30, 2012:

	Number of Contracts	Premiums

Options outstanding at December 31, 2011	(78)	$(382,044)
Options opened	—	—
Options written	(260)	(485,540)
Options exercised	173	627,493
Options expired	80	9,478
Options closed	—	—

Options outstanding at June 30, 2012	(85)	$(230,613)

Futures Contracts—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. CM Commodity Index Fund and Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts during the period ended June 30, 2012.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds had no forward foreign currency contracts during the period ended June 30, 2012.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and CM Commodity Index Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in underlying funds (exchange traded funds, open and closed end mutual funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The Adviser offsets the management fees it charges the Multi-Manager Alternatives Fund by the amount it collects as a management fee from an Underlying Fund managed by the Adviser. For the period ended June 30, 2012, the Adviser waived management fees charged by $479 due to such investments. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser has agreed, through May 1, 2013, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2012, are as follows:

Fund	Expense Cap	Waiver of Management fees

CM Commodity Index Fund
Class A	0.95%	$65,952
Class I	0.65	48,985
Class Y	0.70	30,626
Emerging Markets Fund
Class A	1.95%	$—
Class C	2.50	3,302
Class I	1.25	14,523
Class Y	1.70	—
Global Hard Assets Fund
Class A	1.38%	$60,093
Class C	2.20	—
Class I	1.00	66,372
Class Y	1.13	—
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	—
Class Y	1.20	—
Multi-Manager Alternatives Fund
Class A	2.40%	$208
Class C+	3.15	—
Class I	1.95	5,921
Class Y	2.00	17,230

+	Inception date of Class C is April 30, 2012.

The Adviser has agreed to reimburse the CM Commodity Index Fund for certain swap trading costs as follows:

	Period Ended June 30, 2012	Year Ended December 31, 2011

CM Commodity Index Fund	$209,313	$161,543

This reimbursement is reflected in the Statements of Operations and Statement of Changes as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

As of June 30, 2012, the Multi-Manager Alternatives Fund had six sub-advisers, Acorn Derivatives Management Corp., Coe Capital Management, LLC, Millrace Asset Group, Inc., Primary Funds, LLC, Tiburon Capital Management and Medley Credit Strategies, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2012, the Adviser received $126,112 from Emerging Markets Fund and $1,540,151 from International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2012, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $1,586,596 in sales loads relating to the sale of shares of the Funds, of which $1,371,981 was reallowed to broker/dealers and the remaining $214,615 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2012 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$51,279,215	$52,129,616
Global Hard Assets Fund	635,031,788	635,585,007
International Investors Gold Fund	310,239,900	308,284,609
Multi-Manager Alternatives Fund*	45,325,519	47,554,123

*	For the period ended June 30, 2012, proceeds of short sales and the cost of purchases of short sale covers for Multi-Manager Alternatives Fund aggregated $15,147,667 and $19,779,906, respectively.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 5—Income Taxes—As of June 30, 2012, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CM Commodity Index Fund	$106,359,237	$5,626	$(39)	$5,587
Emerging Markets Fund	92,653,195	11,671,591	(11,741,039)	(69,448)
Global Hard Assets Fund	3,823,689,953	327,478,572	(453,446,869)	(125,968,297)
International Investors Gold Fund	1,001,544,549	390,922,638	(220,136,402)	170,786,236
Multi-Manager Alternatives Fund	61,201,565	2,527,330	(2,089,050)	438,280

No dividends or distributions were paid to shareholders during the period ended June 30, 2012. The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2011 were as follows:

Emerging Markets Fund	Year Ended December 31, 2011

Ordinary income	$1,098,516

Global Hard Assets Fund

Ordinary income	$4,394,965
Long term capital gains	23,143,981

$27,538,946

International Investors Gold Fund

Ordinary income*	$22,446,308
Long term capital gains	74,848

$22,521,156

Multi-Manager Alternatives Fund

Ordinary Income*	$489,686
Long term capital gains	203,944

$693,630

*	Include short term capital gains

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2011, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Expiring in the Year Ended December 31,	Amount

Emerging Markets Fund	2017	$28,837,375

Emerging Markets Fund utilized capital loss carryforwards of $3,321,381 during the year ended December 31, 2011.

Global Hard Assets Fund utilized capital loss carryforwards of $51,551,857 during the year ended December 31, 2011.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2008-2011), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2012, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Swap agreements entered into by the CM Commodity Index Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Multi-Manager Alternatives Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At June 30, 2012, the Adviser owned approximately 98% of Class I of the Emerging Markets Fund, 6% of Class A, 80% of Class C, and 21% of Class I of the Multi-Manager Alternatives Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Fund

	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)		(unaudited)
Class A
Shares sold	1,736,050	5,984,010	1,783,848	1,403,250
Shares reinvested	—	—	24	56,708
Shares redeemed	(1,196,100)	(2,017,471)	(1,705,799)	(4,083,647)

Net increase (decrease)	539,950	3,966,539	78,073	(2,623,689)

Class C
Shares sold	—	—	309,357	460,240
Shares reinvested	—	—	34	15,957
Shares redeemed	—	—	(320,332)	(841,831)

Net decrease	—	—	(10,941)	(365,634)

Class I
Shares sold	5,344,514	1,538,074	5	709
Shares reinvested	—	—	—	3,749
Shares redeemed	(8,202)	(277,471)	—	—

Net increase	5,336,312	1,260,603	5	4,458

Class Y
Shares sold	1,694,358	1,767,128	779,750	1,832,509
Shares reinvested	—	—	—	4,293
Shares redeemed	(380,918)	(969,225)	(465,027)	(1,161,817)

Net increase	1,313,440	797,903	314,723	674,985

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

	Global Hard Assets Fund		International Investors Gold Fund

	Six Months Ended June 30, 2012	Year Ended December 31, 2011	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)		(unaudited)
Class A
Shares sold	4,448,893	23,736,746	6,290,440	18,323,894
Shares reinvested	70	214,613	100	685,401
Shares redeemed	(10,889,945)	(25,199,346)	(8,328,601)	(22,245,432)

Net decrease	(6,440,982)	(1,247,987)	(2,038,061)	(3,236,137)

Class C
Shares sold	623,320	3,965,667	1,063,340	3,551,441
Shares reinvested	20	67,428	42	143,132
Shares redeemed	(1,684,176)	(2,561,997)	(1,901,614)	(3,570,609)

Net increase (decrease)	(1,060,836)	1,471,098	(838,232)	123,964

Class I
Shares sold	7,486,783	15,569,236	1,565,985	3,019,708
Shares reinvested	—	218,028	—	57,917
Shares redeemed	(2,995,212)	(9,824,132)	(195,382)	(1,186,389)

Net increase	4,491,571	5,963,132	1,370,603	1,891,236

Class Y
Shares sold	4,313,262	7,046,872	2,628,222	4,467,361
Shares reinvested	—	15,571	—	22,218
Shares redeemed	(2,310,474)	(1,913,621)	(935,837)	(1,176,695)

Net increase	2,002,788	5,148,822	1,692,385	3,312,884

	Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)
Class A
Shares sold	793,335	2,312,930
Shares reinvested	8	48,263
Shares redeemed	(880,261)	(1,876,996)

Net increase (decrease)	(86,918)	484,197

Class C+
Shares sold	3,382	—
Shares reinvested	—	—
Shares redeemed	—	—

Net increase	3,382	—

Class I
Shares sold	229,374	549,300
Shares reinvested	—	4,820
Shares redeemed	(9,000)	(88,172)

Net increase	220,374	465,948

Class Y
Shares sold	328,448	1,031,722
Shares reinvested	—	6,964
Shares redeemed	(251,933)	(389,223)

Net increase	76,515	649,463

+	Inception date was April 30, 2012.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2012, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Weighted Average Interest Rate

Emerging Markets Fund	1	$626,840	1.42%
International Investors Gold Fund	1	1,577,400	1.46
Multi-Manager Alternatives Fund	5	58,099	1.44

Note 11—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. At June 30, 2012, there was no outstanding securities lending activity.

Note 12—Recent Accounting Pronouncements—In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this change and its impact on the Funds’ financial statements.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval. On June 29, 2012, the Board of Trustees (the “Board”) of Van Eck Funds (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, voted to approve continuation of the existing advisory and sub-advisory agreements for each portfolio series of the Trust (each, a “Fund”). Information regarding the material factors considered and related conclusions of the Board in approving continuation of the agreements for each Fund is set forth below.

Multi-Manager Alternatives Fund

Approval of Advisory and Sub-Advisory Agreements

In considering the renewal of the Fund’s existing investment advisory agreement and certain of the Fund’s existing sub-advisory agreements, the Board reviewed and considered information that had been provided by Van Eck Associates Corporation (the “Adviser”) and the relevant sub-advisers, which consisted of the following: Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”), Dix Hills Partners, LLC (“Dix Hills”), Martingale Asset Management, L.P. (“Martingale”), Medley Credit Strategies LLC (“Medley”), Millrace Asset Group, Inc. (“Millrace”), PanAgora Asset Management LLC (“PanAgora”), Primary Funds LLC (“Primary”) and Tiburon Capital Management, LLC (“Tiburon” and, collectively with Acorn, Coe, Dix Hills, Martingale, Medley, Millrace, PanAgora and Primary, the “Sub-Advisers”). Such information had been provided throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Sub-Advisers for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of the Fund’s investment advisory and sub-advisory agreements. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

▪	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪

A report prepared by an independent consultant comparing the Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-year period ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as the Fund (the “Category”) and (ii) two sub-groups of funds selected from the Category, one by the independent consultant with similar investment style, expense structure and asset size as the Fund (the “Consultant Peer Group”) and one by the Adviser (the “Adviser Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2011 with those of (i) the Category and (ii) each of the Consultant Peer Group and the Adviser Peer Group;

▪

Additional comparative information prepared by the Adviser concerning the performance and fees and expenses of the Fund and of relevant peer funds with a management structure and investment strategies and techniques comparable to those of the Fund;

▪	Information regarding the performance results of the Fund’s sub-advisers in managing their respective portions of the Fund’s assets;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪	Information with respect to the brokerage practices of the Adviser and each Sub-Adviser, including the benefits received from research acquired with soft dollars, if any; and

▪	Other information provided by the Adviser and each Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Advisers; (2) the capabilities and background of the Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Fund or by reducing fees from time to time; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2012, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2011.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s annualized returns had outperformed those of its Consultant Peer Group median and were equal to those of its Category median for the one-year period, but that the Fund’s annualized returns had underperformed those of its Adviser Peer Group median over the one-year period. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that the advisory fee and the Fund’s total expense ratio, net of waivers or reimbursements, were higher than the median advisory fees and median expense ratios for its Category, Consultant Peer Group and Adviser Peer Group. The Board also noted that there are very few other mutual funds that pursue similar investment objectives utilizing alternative investment strategies in a multi-manager structure, and that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory, sub-advisory and related services is reasonable.

The Board noted that the Fund commenced its operations on June 5, 2009, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the relatively small asset size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

The Board concluded that each of the Sub-Advisers continues to be qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, has an investment strategy that is appropriate for pursuing the Fund’s investment objectives, and has strategies that are complementary in pursuing the Fund’s investment objective.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement and each sub-advisory agreement, including its fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of the investment advisory and each sub-advisory agreement for an additional one-year period.

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

CM Commodity Index Fund
Emerging Markets Fund
Global Hard Assets Fund
International Investors Gold Fund

Approval of Advisory Agreements

In considering the renewal of the investment advisory agreements with Van Eck Associates Corporation (the “Adviser”) with respect to each of the Funds, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

A report prepared by an independent consultant comparing each Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as a Fund (each a “Category”) and (ii) a sub-group of funds selected from the Category by the independent consultant with similar investment style, expense structure and asset size as a Fund (each a “Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of each Fund during its fiscal year ended December 31, 2011 with those of (i) its Category and (ii) its Peer Group;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for each Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2012, and the advisory fee and expense ratio data is as of each Fund’s fiscal year end of December 31, 2011. In evaluating the investment performance and fees and expenses of each Fund, the Board took specific note of the following information with respect to each Fund:

CM Commodity Index Fund. The Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the one-year period. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that while the Fund’s advisory fee was higher than the median advisory fees of its Category and Peer Group, the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

Emerging Markets Fund. The Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the three-year period and were equal to those of its Peer Group median over the one- and ten-year periods, but underperformed those of its Category median over the one-, five- and ten-year periods and those of its Peer Group median over the five-year period. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s advisory fee was lower than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, was higher than the median expense ratios of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

Global Hard Assets Fund. The Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the five- and ten-year periods, but underperformed those of its Category and Peer Group medians over the one- and three-year periods. With respect to the Fund’s fees and expenses, the Board noted that while the Fund’s advisory fee was higher than the median advisory fees of its Category and Peer Group, the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Category and Peer Group. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

International Investors Gold Fund. The Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the three-, five- and ten-year periods, but underperformed those of its Category and Peer Group medians over the one-year period. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s advisory fee and the Fund’s total expense ratio, net of waivers or reimbursements, were lower than the median expense ratios of its Category and Peer Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Funds, and that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the Funds’ investment advisory agreements. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of each investment advisory agreement, including its fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of each of the advisory agreements for an additional one-year period.

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Multi-Manager Alternatives Fund
(The “Fund”)

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on June 28-29, 2012 (the “Meeting”), the Board of Trustees of the Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with RiverPark Advisors, LLC, to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have over fifty years of experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in long/short equity strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VEFSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))
     that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ John J. Crimmins, VP & CFO
                         ----------------------------------
Date  September 4, 2012
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  September 4, 2012
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------

Date  September 4, 2012
     ------------------